UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds
 (Exact name of registrant as specified in charter)

Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Address of principal executive offices) (Zip code)

Wallace R. Weitz & Company
The Weitz Funds
Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Name and address of agent for service)

Registrant’s telephone number, including area code: 402-391-1980

Date of fiscal year end: March 31

Date of reporting period: March 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

THE WEITZ FUNDS

Value Fund Hickory Fund Partners Value Fund Balanced Fund Fixed Income Fund Government Money Market Fund

ANNUAL REPORT March 31, 2006

One Pacific Place, Suite 600 • 1125 South 103 Street • Omaha, Nebraska, 68124-6008 402-391-1980 800-304-9745 402-391-2125 FAX www.weitzfunds.com

THE WEITZ FUNDS

Seven Funds—One Investment Philosophy

          Our small “family” of Funds is designed to offer a range of investment options for investors with different objectives and temperaments. There are bond funds, stock funds and a balanced fund. There are differences in fund size, portfolio concentration, volatility, and tax sensitivity. But there are certain common threads which run through all seven of the Funds.

          “We eat our own cooking.” All of our investment professionals have a majority of their families’ liquid net worth invested in our Funds. Our Trustees each have at least $100,000 invested in our family of Funds—some considerably more. This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

          We are patient, long-term investors. When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This often allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas.

          We try to stay within our “circle of competence.” “Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and ideally, where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

          Risk—we worry about permanent loss of capital—not price volatility. We believe in concentrating our portfolio in the most attractive investment ideas and this can cause short-term price volatility of our portfolios.

          We think “benchmark risk” is part of investment life. Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. We do not think about any particular index when we make investment decisions. We also believe that cash is sometimes the most attractive investment. We know this approach causes headaches for some of our favorite consultants and plan sponsors, but we think flexibility and common sense will continue to serve our clients well over the years.

2

3

PORTFOLIO MANAGER LETTER – WEITZ EQUITY FUNDS

April 9, 2006

Dear Fellow Shareholder:

           In the quarter ended March 31, 2006, the Value, Hickory and Partners Value Funds earned total returns of +2.6%, +4.6% and +3.3%, respectively. The S&P 500 rose by 4.2%. For the fiscal year ended March 31, the Funds earned positive, but unremarkable, returns of +4.0%, +9.3% and +4.8%, respectively, while the S&P 500 was up 11.7%. The Nasdaq Composite (+18.0%) and Russell 2000 (+25.9%) had outstanding results over the same twelve-month period.

          The table below shows historical investment results through March 31, 2006 for our Funds (after deducting all expenses) and for the S&P 500 (larger companies accounting for the majority of U.S. stock market valuation), the Russell 2000 (smaller companies) and the Nasdaq Composite (a proxy for technology companies). As always, whether recent results are strong or weak, we believe that the longer the measuring period, the more meaningful the record.

	Average Annual Total Returns*

	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year

Value Fund	4.0%	15.6%	4.6%	13.6%	14.1%	N/A
Hickory Fund	9.3	24.7	6.7	13.0	N/A	N/A
Partners Value Fund**	4.8	14.9	3.9	13.7	14.5	13.1%

S&P 500	11.7	17.2	4.0	8.9	10.8	11.4
Russell 2000	25.9	29.5	12.6	10.2	N/A	N/A
Nasdaq Composite	18.0	21.1	5.5	8.3	11.1	9.6

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*

All performance numbers assume reinvestment of dividends (except for the 15 and 20-year Nasdaq numbers for which reinvestment of dividend information was not available) and all Fund performance numbers are calculated after deducting fees and expenses.

**

The Fund succeeded to substantially all of the assets of Weitz Partners II Limited Partnership (the “Partnership”) as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Partnership and is portfolio manager for the Fund. The Fund’s investment objectives, policies and restrictions are materially equivalent to those of the Partnership. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund’s performance might have been adversely affected.

Fiscal 2006 in Review

           We added quite a few new companies to our portfolios in 2006. Some made positive contributions within a short period (e.g. AIG, Janus and Centene) and others, we hope, fall into the category of “good ideas that have not worked yet”; (e.g. Tyco, Wal-Mart and CBS). New investment ideas are, almost by definition, unpopular at the time we find them. We invest with the understanding that it will take some time for a company’s real problems to be solved and/or investor misconceptions reversed. If we have done our research well, these stocks will earn good returns for us over a period of years.

4

           Most of the significant contributors to our results this year (both positive and negative) have been long-held positions in stocks we have written about regularly. In the last quarterly letter I wrote about five of our major holdings for which “business values went up while stock prices went down” in calendar year 2005. (The five were Fannie Mae, Comcast, Countrywide, Redwood and Tyco, and while their average gain in the March quarter was +3.0%, they are probably as undervalued today as they were three months ago.) The overwhelming majority of our portfolio companies are doing a good job of growing the intrinsic values of their businesses, but their stories do not change enough quarter to quarter to merit regular reviews. For this annual report, I thought it might be more helpful to talk about broader groups of companies—why we o wn them, why we are willing to hold them and buy more when they are out of favor for “obvious” reasons, and why we think they will perform for us over time. I’ll focus on three questions that our portfolio managers, analysts and client service representatives hear with some regularity.

Why do you still like “old media” stocks?

           Even though television, radio and newspapers have lost some of their audience and face stiff competition from the Internet and other alternative advertising vehicles, they can still generate huge amounts of cash for their owners. Most of this cash is not needed in the business and management may make acquisitions or return the cash to shareholders through dividends or stock repurchases. Since these media businesses are generally growing slowly, if at all, it is critical that we invest with managers who understand and accept the new reality and whom we trust to allocate the free cash flow wisely.

           Washington Post is an example of an “old media” company that has been successfully reinventing itself for many years. Its newspaper, television and magazine cash flow has been used to buy back a significant percentage of its shares and to build its Kaplan subsidiary from a modest test preparation business into an education business worth at least $2.5 billion (over $250 per share).

           We believe that CBS, Liberty Media, News Corp., Discovery Holding, Cumulus Media, Comcast and Liberty Global, each of which has been tagged with the “old media” label, have the cash generation capacity and the strong management required to grow the enterprise values, per share, of their companies even as some of their formerly great properties lose some of their luster. When investors are overly pessimistic about their prospects, these stocks can make very good investments.

Why are you buying “faded growth stocks” like Wal-Mart, AIG and Anheuser-Busch?

           The answer to this question is similar to that of the “old media” question. These companies have become so large that they cannot possibly grow as fast in the future as they did in their prime. However, many historically great growth companies still have the market position, the brands, the financial strength and the returns on incrementally invested capital to continue to grow at meaningful rates. As with the media companies, assuming the underlying business is intact, it is essential to pay the right price for the stock. Paraphrasing Ben Graham, paying too high a price for a great business is speculating; paying a low enough price for a fair business is investing.

           Many of the giants of American industry are selling at historically low valuations in today’s market. There are a variety of possible reasons for this, all of which involve capital flows out of these companies and into (currently) more popular sectors—energy, real estate, small capitalization stocks, etc. Whatever the reasons, we believe we have had a rare opportunity to buy some great businesses at reasonable prices. If we are right, the companies will continue to grow in value and investors will eventually come back to them. If this happens, valuation levels will again reach levels that are too high for us, and we will reluctantly sell them back to the “growth” investors.

What’s so great about financial services stocks, especially with interest rates going up?

           While media stocks face some difficult economic and competitive headwinds, financial services companies operate in an environment of growing aggregate financial assets. Thus, financial companies start with the advantage of a positive macro environment. If companies do a good job of managing interest rate, credit and liquidity risks, create innovative products, and treat their clients well, financial companies can show strong long-term growth in earnings and business values.

5

           Countrywide Financial is one of our favorite companies but it is a perennial Rodney Dangerfield stock—it gets no respect from Wall Street. Countrywide has traded in a range of (roughly) $30-40 for about three years, as its earnings have ticked down slightly with the end of the most recent mortgage refinance cycle. However, during this three-year period, the mortgage market has grown by at least 8% per year and Countrywide has increased its share of both the origination and servicing markets. It has also grown its bank significantly. We believe its business is worth considerably more today than it was three years ago when the stock first reached $40. When we return to a more normal mortgage market environment, we expect Countrywide’s earnings to resume their double digit growth rate and for the stock to make up for lost time.

           In spite of its recent lull, Countrywide’s stock has generated a total return of 23% per year over the past twenty years for the buy-and-hold investor. We believe that trying to trade in and out to avoid the occasional stock price dip is very likely to lead to lower total returns. In fact, we like to add to our positions when prices drop.

           Redwood Trust offers another example of a cyclical growth business that is currently out of favor but which we think continues to have great potential. Our Funds were original investors in Redwood when it was started in 1994. We liked top management and their proposed business model then, and over the last twelve years, they have adapted to changing conditions and carried out their plan beautifully. In the process, they have created a wonderful dividend-paying machine. Their stock has produced a total return of over 19% per year since its initial public offering in 1995.

           Redwood invests in (primarily) residential mortgages. Its management approaches the business as value investors. They understand credit risk, know how to measure it, and will invest in a mortgage or mortgage-backed security only when they believe that the price of the asset allows for a good return plus a margin of safety. They are careful to minimize interest-rate risk by matching the durations of their borrowings to the durations of their assets. They refuse to take “liquidity” risk—that is, they will not expose their balance sheet to the possibility of catastrophic loss, no matter how unlikely the disaster scenario.

           Another distinguishing feature of management’s discipline is that they will hold cash rather than paying too high a price for assets. This echoes Warren Buffett’s refusal to write insurance policies if premiums are inadequate, but it means that Redwood will knowingly accept lower earnings in the short run in order to protect the long-term value of their business. We think this is terrific for two reasons. First, it is more likely that the company will maximize long-term total returns. Second, the inevitable disappointment on the part of short-term oriented investors often makes the stock go down and allows us to buy more shares at what we think will turn out to be bargain prices. (Another trait Redwood management shares with Warren Buffett is the conviction that an informed and realistic shareholder base is good for the company. As a result, Redwood provides detailed, but readable explanations of their investment results. I recommend the “Redwood Review” available on the company website to serious investors who would like to learn more about the company.)

           Our willingness, even eagerness, to average down when we believe in an investment is completely counter-intuitive to many investors. They are puzzled when we say, “Good news, our stocks are down.” Don’t get me wrong—we are after profits—but we really believe that buying good businesses when their stocks are depressed is the way to maximize profits in the long run. As long as the down-ticks are temporary, the lower the stocks go, the better. We will be out of step at times, and the past year has been one of those times, but we do not think we could have out-performed the S&P 500, Nasdaq Composite and Russell 2000 over the past 23+ years if we had chased short-term performance.

A Note on Portfolio Turnover

           The financial tables later in this report show a modest increase in portfolio turnover for each of our Funds. While turnover for Value (40%), Hickory (65%) and Partners Value (36%) are still low by mutual fund industry standards, I thought some comments on the increase might be useful.

6

           As mentioned above, we added several new stocks to our portfolios this year. We also trimmed or eliminated several positions. These represent normal portfolio changes. However, there were several corporate actions that affected both the turnover ratio itself and the appearance of change. Three of our companies split themselves into two new public entities—Viacom spun off CBS, Interactive spun off Expedia and Liberty Media spun off Discovery Holding. Thus, while we added three new “names,” we really had six new companies. Depending on how each traded relative to the business values we calculated for it, we decided to add to some and sell others. We believe that on balance, this allowed us to upgrade our portfolios and lower the average price-to-value of each Fund, but it created extra transaction activity.

           Another type of corporate move that had very little economic significance also led to added transactions. TDS and Liberty Global each distributed one share of a new class of stock to their shareholders for each original share. The reasons were arcane, but because of the way the new shares traded in relation to the old, we found it advantageous to swap from one to another. (A pricing anomaly involving two existing classes of Comcast stock also allowed us to sell one and buy the other to modest advantage, after considering transaction costs and tax consequences.)

           We believe that in the aggregate, these transactions were mildly accretive to our Funds. They were insignificant compared to our main business of finding good long-term investments, but were worth the effort, even if they created the illusion of heightened portfolio activity.

Outlook

           We continue to believe that excessive credit creation and speculation in both real estate and securities markets will cause some anxious moments, at best, and possibly some serious financial distress for the stock market over the next few years. We are not cheering for trouble, but we think it is important to be prepared, just in case. So, we have continued to focus our portfolios on companies with strong balance sheets and managements that are flexible enough to deal with both favorable and hostile business environments. We offer no predictions about the next few quarters, but we feel very optimistic about the long-term prospects for the companies in our portfolios.

Annual Shareholder Information Meeting—Monday, May 22, 2006

           Please plan to join us at the Scott Conference Center in Omaha at 4:30 p.m. on May 22. The center is located at 6450 Pine Street on the Aksarben campus. There will be no formal business to conduct so we can devote the entire meeting to answering your questions. Maps and driving directions are available from our client service representatives. We look forward to seeing you there.

Sincerely,

Wallace R. Weitz
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors
7

FUND PERFORMANCE — VALUE FUND
(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Value Fund		S&P 500		Difference Value Fund – S&P 500

Dec. 31, 1996	18.7%		22.9%		–4.2%
Dec. 31, 1997	38.9		33.4		5.5
Dec. 31, 1998	28.9		28.6		0.3
Dec. 31, 1999	21.0		21.0		0.0
Dec. 31, 2000	19.6		–9.1		28.7
Dec. 31, 2001	0.2		–11.	8	12.0
Dec. 31, 2002	–17.	1	–22.	1	5.0
Dec. 31, 2003	28.7		28.7		0.0
Dec. 31, 2004	15.7		10.9		4.8
Dec. 31, 2005	–2.8		4.9		–7.7
Mar. 31, 2006 (3 months)	2.6		4.2		–1.6

10-Year Cumulative Return ended Mar. 31, 2006	258.9		135.7		123.2
10-Year Average Annual Compound Return ended Mar. 31, 2006	13.6		8.9		4.7

This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 1996, through March 31, 2006, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended March 31, 2006 was 4.0%, 4.6% and 13.6%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
8

PORTFOLIO PROFILE — VALUE FUND
(Unaudited)

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	8.5%	Media Content and Distribution	27.4%
Countrywide Financial	7.7	Mortgage Services	18.1
Liberty Media	7.3	Financial Services	17.0
Tyco International	6.6	Consumer Products and Services	10.5
Comcast	6.0	Diversified Industries	6.6
Wal-Mart	4.9	Telecommunications	4.0
Liberty Global	4.7	Gaming, Lodging and Leisure	3.2
Fannie Mae	4.6	Healthcare	0.6
Washington Post	4.6	Short-Term Securities/Other	12.6
Telephone & Data Systems	4.0
			100.0%
	58.9%

* As of March 31, 2006

Largest Net Purchases and Sales for Year Ended March 31, 2006

Net Purchases ($mil)		Net Sales ($mil)

Tyco International (new)	$206	Harrah’s & Caesar’s Entertainment# (eliminated)	$166
Wal-Mart (new)	141	Host Marriott	95
American International Group (new)	73	Fannie Mae	83
News Corp. (new)	66	Qwest Communications (eliminated)	82
Liberty Global	57	Cardinal Health (eliminated)	72
		Other (net)	274
	$543
			$772

		Net Portfolio Sales	$229

Largest Net Contributions to Investment Results for Year Ended March 31, 2006

Positive ($mil)		Negative ($mil)

Six Flags	$34	Comcast	$(54)
Countrywide Financial	30	Washington Post	(19)
Host Marriott	29	Liberty Media & Discovery Holding Co.#	(16)
Qwest Communications	28	Tyco International	(13)
Harrah’s & Caesar’s Entertainment#	23	Liberty Global	(11)
Other (net)	115
			$(113)
	$259

Net Portfolio Gains	$146

# For presentation purposes, securities combined due to merger and/or spin-off during the year
9

VALUE FUND
Schedule of Investments in Securities March 31, 2006

	Shares	Value

COMMON STOCKS — 87.4%

Media Content and Distribution — 27.4%

Newspaper, Television, Radio and Programming — 16.7%
Liberty Media Corp. - Series A*	25,700,000	$210,997,000
The Washington Post Co. - CL B	172,000	133,601,000
News Corp. - CL A	4,200,000	69,762,000
Discovery Holding Co. - Series A*	2,480,000	37,200,000
CBS Corp. - CL B	1,200,000	28,776,000
Cumulus Media, Inc. - CL A*	551,200	6,206,512

		486,542,512
Cable Television — 10.7%
Comcast Corp. - CL A*	4,010,800	104,922,528
Comcast Corp. - CL A Special*	2,665,000	69,609,800
Liberty Global, Inc. - Series C*	5,200,000	102,700,000
Liberty Global, Inc. - Series A*	1,700,000	34,799,000
Adelphia Communications Corp. - CL A* #	3,723,000	163,812

		312,195,140

		798,737,652
Mortgage Services — 18.1%

Originating and Investing — 12.3%
Countrywide Financial Corp.	6,070,000	222,769,000
Redwood Trust, Inc.†	2,250,000	97,470,000
CBRE Realty Finance, Inc.# †	1,350,000	20,250,000
Newcastle Investment Corp.	600,000	14,352,000
Opteum, Inc.	400,000	3,424,000

		358,265,000
Government Agency — 5.8%
Fannie Mae	2,600,000	133,640,000
Freddie Mac	588,700	35,910,700

		169,550,700

		527,815,700
Financial Services — 17.0%

Insurance — 11.6%
Berkshire Hathaway, Inc. - CL B*	73,000	219,876,000
Berkshire Hathaway, Inc. - CL A*	300	27,105,000
American International Group, Inc.	1,365,000	90,212,850

		337,193,850

The accompanying notes form an integral part of these financial statements.
10

VALUE FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Banking — 5.4%
Washington Mutual, Inc.	2,340,000	$99,730,800
U.S. Bancorp	1,200,000	36,600,000
Hudson City Bancorp, Inc.	800,000	10,632,000
Wells Fargo & Co.	158,302	10,110,749

		157,073,549

		494,267,399
Consumer Products and Services — 10.5%

Retailing — 9.0%
Wal-Mart Stores, Inc.	3,000,000	141,720,000
Expedia, Inc.* (a)	3,000,000	60,810,000
IAC/InterActiveCorp*	2,000,000	58,940,000

		261,470,000
Consumer Goods — 1.5%
Anheuser-Busch Cos., Inc.	1,000,000	42,770,000

		304,240,000
Diversified Industries — 6.6%

Tyco International Ltd.	7,100,000	190,848,000

Telecommunications — 4.0%

Telephone and Data Systems, Inc. - Special	1,830,800	69,112,700
Telephone and Data Systems, Inc.	1,191,800	47,004,592

		116,117,292
Gaming, Lodging and Leisure — 3.2%

Host Marriott Corp.	4,000,000	85,600,000
Six Flags, Inc.*	773,100	7,870,158

		93,470,158
Healthcare — Managed Care — 0.6%

WellPoint, Inc.*	180,000	13,937,400
UnitedHealth Group, Inc.	73,100	4,083,366

		18,020,766

Total Common Stocks (Cost $1,994,771,585)		2,543,516,967

The accompanying notes form an integral part of these financial statements.
11

VALUE FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

SHORT-TERM SECURITIES — 12.4%

Wells Fargo Advantage Government Money Market Fund 4.7%(c)	47,591,397	$47,591,397
Milestone Treasury Obligations Portfolio 4.6%(c)	43,784,468	43,784,468
U.S. Treasury Bill 4.529% 5/11/06(b)	$270,000,000	268,729,380

Total Short-Term Securities (Cost $360,044,643)		360,105,245

Total Investments in Securities (Cost $2,354,816,228)		2,903,622,212
Covered Call Options Written — (0.0%)		(5,000)
Other Assets Less Other Liabilities — 0.2%		6,607,940

Net Assets — 100%		$2,910,225,152

Net Asset Value Per Share		$36.33

	Expiration date/ Strike price	Shares subject to option	Value

COVERED CALL OPTIONS WRITTEN*

Expedia, Inc.	April 2006/$25	200,000	(5,000)

Total Call Options Written (premium received $515,288)			(5,000)

*	Non-income producing

†	Non-controlled affiliate (Note 6)

#	Illiquid and/or restricted security that has been fair valued (Note 5a).

(a)	Fully or partially pledged as collateral on outstanding written options.

(b)	Interest rate presented for Treasury bill represents the yield to maturity at the date of purchase.

(c)	Rate presented represents the annualized 7-day yield at March 31, 2006.

The accompanying notes form an integral part of these financial statements.
12

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13

FUND PERFORMANCE — HICKORY FUND
(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

Dec. 31, 1996	35.4%	22.9%	12.5%
Dec. 31, 1997	39.2	33.4	5.8
Dec. 31, 1998	33.0	28.6	4.4
Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 2000	–17.2	–9.1	–8.1
Dec. 31, 2001	–4.6	–11.8	7.2
Dec. 31, 2002	–29.3	–22.1	–7.2
Dec. 31, 2003	47.9	28.7	19.2
Dec. 31, 2004	22.6	10.9	11.7
Dec. 31, 2005	–0.2	4.9	–5.1
Mar. 31, 2006 (3 months)	4.6	4.2	0.4

10-Year Cumulative Return ended Mar. 31, 2006	240.6	135.7	104.9
10-Year Average Annual Compound Return ended Mar. 31, 2006	13.0	8.9	4.1

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 1996, through March 31, 2006, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended March 31, 2006 was 9.3%, 6.7% and 13.0%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
14

PORTFOLIO PROFILE — HICKORY FUND
(Unaudited)

Top Ten Stocks*		Industry Sectors*

Countrywide Financial	8.4%	Consumer Products and Services	24.8%
Berkshire Hathaway	8.2	Mortgage Services	24.8
Liberty Media	7.2	Media Content and Distribution	22.6
Redwood Trust	7.0	Insurance	8.2
Tyco International	6.5	Diversified Industries	6.5
Cabela’s	5.3	Commercial Services	4.0
Wal-Mart	4.9	Telecommunications	2.9
Fannie Mae	4.7	Gaming, Lodging and Leisure	1.6
Comcast	4.5	Short-Term Securities/Other	4.6
Liberty Global	4.5
			100.0%
	61.2%

* As of March 31, 2006

Largest Net Purchases and Sales for Year Ended March 31, 2006

Net Purchases ($mil)		Net Sales ($mil)

Tyco International (new)	$23.6	Omnicare (eliminated)	$13.0
Wal-Mart (new)	16.2	Harrah’s & Caesar’s Entertainment# (eliminated)	12.5
Redwood Trust	7.3	Qwest Communications (eliminated)	11.0
Cumulus Media	7.2	Fannie Mae	9.9
CBRE Realty (new)	6.8	Pediatrix (eliminated)	9.3

	$61.1	Other (net)	6.9

			$62.6

		Net Portfolio Sales	$1.5

Largest Net Contributions to Investment Results for Year Ended March 31, 2006

Positive ($mil)		Negative ($mil)

Six Flags	$4.6	Comcast	$(3.8)
IAC/InteractiveCorp & Expedia#	4.1	Cumulus Media	(1.9)
Countrywide Financial	3.6	Tyco International	(1.8)
Leap Wireless	2.9	Opteum	(1.6)
Qwest Communications	2.9	Liberty Media & Discovery Holding#	(1.5)
Other (net)	25.9
			$(10.6)
	$44.0

Net Portfolio Gains	$33.4

# For presentation purposes, securities combined due to merger and/or spin-off during the year
15

HICKORY FUND
Schedule of Investments in Securities March 31, 2006

	Shares	Value

COMMON STOCKS — 95.4%

Consumer Products and Services — 24.8%

Retailing — 18.3%
Cabela’s, Inc. - CL A*	855,000	$17,544,600
Wal-Mart Stores, Inc.	340,000	16,061,600
Expedia, Inc.*	432,000	8,756,640
IAC/InterActiveCorp*	280,000	8,251,600
AutoZone, Inc.*	80,000	7,975,200
Cost Plus, Inc.*	110,000	1,881,000

		60,470,640
Education — 6.5%
ITT Educational Services, Inc.* (a)	115,000	7,365,750
Corinthian Colleges, Inc.*	475,600	6,848,640
Career Education Corp.*	100,000	3,773,000
Apollo Group, Inc. - CL A*	64,000	3,360,640

		21,348,030

		81,818,670
Mortgage Services — 24.8%

Originating and Investing — 20.1%
Countrywide Financial Corp.(a)	755,000	27,708,500
Redwood Trust, Inc.	534,200	23,141,544
CBRE Realty Finance, Inc.#	450,000	6,750,000
Newcastle Investment Corp.	260,000	6,219,200
Opteum, Inc.	300,000	2,568,000

		66,387,244
Government Agency — 4.7%
Fannie Mae	300,000	15,420,000

		81,807,244
Media Content and Distribution — 22.6%

Newspaper, Television, Radio and Programming — 13.6%
Liberty Media Corp. - Series A*	2,900,000	23,809,000
Cumulus Media, Inc. - CL A*	1,039,176	11,701,122
CBS Corp. - CL B	250,000	5,995,000
Discovery Holding Co. - Series A*	214,758	3,221,370

		44,726,492

The accompanying notes form an integral part of these financial statements.
16

HICKORY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Cable Television — 9.0%
Comcast Corp. - CL A Special*	570,000	$14,888,400
Liberty Global, Inc. - Series C*	750,000	14,812,500

		29,700,900

		74,427,392
Insurance — 8.2%

Berkshire Hathaway, Inc. - CL A*	300	27,105,000

Diversified Industries — 6.5%

Tyco International Ltd.	800,000	21,504,000

Commercial Services — 4.0%

Coinstar, Inc.*	400,000	10,364,000
Convera Corp.* # (c)	370,000	2,763,900

		13,127,900
Telecommunications — 2.9%

Telephone and Data Systems, Inc. - Special	214,100	8,082,275
Lynch Interactive Corp.* #	1,005	1,643,175

		9,725,450
Gaming, Lodging and Leisure — 1.6%

Host Marriott Corp.	200,000	4,280,000
Six Flags, Inc.*	90,000	916,200

		5,196,200

Total Common Stocks (Cost $295,411,702)		314,711,856

The accompanying notes form an integral part of these financial statements.
17

HICKORY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

SHORT-TERM SECURITIES — 4.7%

Wells Fargo Advantage Government Money Market Fund 4.7%(b)
(Cost $15,610,465)	15,610,465	$15,610,465

Total Investments in Securities (Cost $311,022,167)		330,322,321
Options Written — (0.1%)		(534,830)
Other Assets Less Other Liabilities — 0.0%		95,489

Net Assets — 100%		$329,882,980

Net Asset Value Per Share		$34.21

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

Countrywide Financial Corp.	April 2006 / $35	25,000	$(52,500)
ITT Educational Services, Inc.	July 2006 / $60	17,000	(117,130)
ITT Educational Services, Inc.	July 2006 / $65	98,000	(357,700)

			(527,330)
Put Options

Countrywide Financial Corp.	April 2006 / $35	25,000	(7,500)

Total Options Written (premiums received $615,775)			$(534,830)

*	Non-income producing

#	Illiquid and/or restricted security that has been fair valued (Note 5a).

(a)	Fully or partially pledged as collateral on outstanding written options.

(b)	Rate presented represents the annualized 7-day yield at March 31, 2006.

(c)	Restricted security acquired in a private placement on February 23, 2006. The Fund will not bear the cost of registering the security.

The accompanying notes form an integral part of these financial statements.
18

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19

FUND PERFORMANCE — PARTNERS VALUE FUND
(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Partners Value Fund	S&P 500	Difference Partners Value – S&P 500

Dec. 31, 1996	19.2%	22.9%	–3.7%
Dec. 31, 1997	40.6	33.4	7.2
Dec. 31, 1998	29.1	28.6	0.5
Dec. 31, 1999	22.1	21.0	1.1
Dec. 31, 2000	21.1	–9.1	30.2
Dec. 31, 2001	–0.9	–11.8	10.9
Dec. 31, 2002	–17.0	–22.1	5.1
Dec. 31, 2003	25.4	28.7	–3.3
Dec. 31, 2004	15.0	10.9	4.1
Dec. 31, 2005	–2.4	4.9	–7.3
Mar. 31, 2006 (3 months)	3.3	4.2	–0.9

10-Year Cumulative Return ended Mar. 31, 2006	260.1	135.7	124.4
10-Year Average Annual Compound Return ended Mar. 31, 2006	13.7	8.9	4.8

This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 1996, through March 31, 2006, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended March 31, 2006 was 4.8%, 3.9% and 13.7%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
20

PORTFOLIO PROFILE — PARTNERS VALUE FUND
(Unaudited)

Top Ten Stocks*		Industry Sectors*

Countrywide Financial	7.4%	Media Content and Distribution	27.6%
Berkshire Hathaway	7.4	Financial Services	17.7
Liberty Media	7.1	Mortgage Services	15.1
Tyco International	6.6	Consumer Products and Services	11.6
Comcast	6.0	Diversified Industries	6.6
Washington Post	5.2	Gaming, Lodging and Leisure	6.2
Wal-Mart	4.8	Telecommunications	4.1
Fannie Mae	4.5	Healthcare	1.2
Liberty Global	4.4	Real Estate	0.1
Telephone & Data Systems	4.1	Short-Term Securities/Other	9.8

	57.5%		100.0%

* As of March 31, 2006

Largest Net Purchases and Sales for Year Ended March 31, 2006

Net Purchases ($mil)		Net Sales ($mil)

Tyco International (new)	$133	Harrah’s & Caesar’s Entertainment# (eliminated)	$74
Wal-Mart (new)	90	Host Marriott	69
American International Group (new)	47	Berkshire Hathaway	62
News Corp. (new)	41	Freddie Mac	51
Liberty Global	32	Fannie Mae	50
		Other (net)	228
	$343
			$534

		Net Portfolio Sales	$191

Largest Net Contributions to Investment Results for Year Ended March 31, 2006

Positive ($mil)		Negative ($mil)

Six Flags	$24	Comcast	$(32)
Countrywide Financial	20	Washington Post	(14)
Host Marriott	20	Liberty Media & Discovery Holding#	(11)
Harrah’s & Caesar’s Entertainment#	16	Tyco International	(8)
IAC/InterActiveCorp & Expedia#	15	Liberty Global	(6)

Other (net)	85		$(71)

	$180

Net Portfolio Gains	$109

# For presentation purposes, securities combined due to merger and/or spin-off during the year
21

PARTNERS VALUE FUND
Schedule of Investments in Securities March 31, 2006

	Shares	Value

COMMON STOCKS — 90.2%

Media Content and Distribution — 27.6%

Newspaper, Television, Radio and Programming — 17.2%
Liberty Media Corp. - Series A*	16,300,000	$133,823,000
The Washington Post Co. - CL B	125,000	97,093,750
News Corp. - CL A	2,600,000	43,186,000
Discovery Holding Co. - Series A*	1,630,000	24,450,000
CBS Corp. - CL B	800,000	19,184,000
Daily Journal Corp.* †	116,000	4,698,000

		322,434,750
Cable Television — 10.4%
Comcast Corp. - CL A Special*	2,990,000	78,098,800
Comcast Corp. - CL A*	1,313,000	34,348,080
Liberty Global, Inc. - Series C*	3,350,000	66,162,500
Liberty Global, Inc. - Series A*	850,000	17,399,500
Adelphia Communications Corp. - CL A* #	2,403,000	105,732

		196,114,612

		518,549,362
Financial Services — 17.7%

Insurance — 10.5%
Berkshire Hathaway, Inc. - CL B*	34,000	102,408,000
Berkshire Hathaway, Inc. - CL A*	400	36,140,000
American International Group, Inc.	885,000	58,489,650

		197,037,650
Banking — 7.2%
Washington Mutual, Inc.	1,500,000	63,930,000
U.S. Bancorp	1,100,000	33,550,000
North Fork Bancorporation, Inc.	900,000	25,947,000
Hudson City Bancorp, Inc.	600,000	7,974,000
Wells Fargo & Co.	78,000	4,981,860

		136,382,860

		333,420,510
Mortgage Services — 15.1%

Originating and Investing — 10.0%
Countrywide Financial Corp.	3,800,000	139,460,000
Redwood Trust, Inc.	1,100,000	47,652,000

		187,112,000

The accompanying notes form an integral part of these financial statements.
22

PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Government Agency — 5.1%
Fannie Mae	1,650,000	$84,810,000
Freddie Mac	192,300	11,730,300

		96,540,300

		283,652,300
Consumer Products and Services — 11.6%

Retailing — 10.2%
Wal-Mart Stores, Inc.	1,930,000	91,173,200
Expedia, Inc.* (a)	1,900,000	38,513,000
IAC/InterActiveCorp*	1,300,000	38,311,000
Cabela’s, Inc. - CL A*	1,200,000	24,624,000

		192,621,200
Consumer Goods — 1.4%
Anheuser-Busch Cos., Inc.	600,000	25,662,000

		218,283,200
Diversified Industries — 6.6%

Tyco International Ltd.	4,600,000	123,648,000

Gaming, Lodging and Leisure — 6.2%

Host Marriott Corp.	2,500,000	53,500,000
Harrah’s Entertainment, Inc.(a)	400,000	31,184,000
Hilton Hotels Corp.	1,000,000	25,460,000
Six Flags, Inc.*	563,000	5,731,340

		115,875,340
Telecommunications — 4.1%

Telephone and Data Systems, Inc. - Special	1,595,300	60,222,575
Telephone and Data Systems, Inc.	447,000	17,629,680

		77,852,255
Healthcare — Providers — 1.2%

Laboratory Corporation of America Holdings* (a)	400,000	23,392,000

Real Estate — Construction and Development — 0.1%

Forest City Enterprises, Inc. - CL A	45,600	2,150,040

Total Common Stocks (Cost $1,277,673,369)		1,696,823,007

The accompanying notes form an integral part of these financial statements.
23

PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

SHORT-TERM SECURITIES — 10.0%

Wells Fargo Advantage Government Money Market Fund 4.7%(c)	59,575,147	$59,575,147
Milestone Treasury Obligations Portfolio 4.6%(c)	43,866,587	43,866,587
U.S. Treasury Bill 4.544% 5/11/06(b)	$84,500,000	84,102,343

Total Short-Term Securities (Cost $187,523,584)		187,544,077

Total Investments in Securities (Cost $1,465,196,953)		1,884,367,084
Covered Call Options Written — (0.4%)		(7,002,500)
Other Assets Less Other Liabilities — 0.2%		3,640,743

Net Assets — 100%		$1,881,005,327

Net Asset Value Per Share		$23.52

	Expiration date/ Strike price	Shares subject to option	Value

COVERED CALL OPTIONS WRITTEN*

Expedia, Inc.	April 2006 / $25	100,000	$(2,500)
Harrah’s Entertainment, Inc.	May 2006 / $70	400,000	(3,440,000)
Laboratory Corporation of America Holdings	May 2006 / $50	400,000	(3,560,000)

Total Call Options Written (premiums received $3,624,496)			$(7,002,500)

*	Non-income producing

†	Non-controlled affiliate (Note 6)

#	Illiquid and/or restricted security that has been fair valued (Note 5a).

(a)	Fully or partially pledged as collateral on outstanding written options.

(b)	Interest rate presented for Treasury bill represents the yield to maturity at the date of purchase.

(c)	Rate presented represents the annualized 7-day yield at March 31, 2006.

The accompanying notes form an integral part of these financial statements.
24

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25

PORTFOLIO MANAGER LETTER — WEITZ BALANCED FUND

April 10, 2006

Dear Fellow Shareholder:

           The Balanced Fund had a good first calendar quarter with a total return of 2.6% versus 2.4% for our primary benchmark, the Blended Index†. For the fiscal year ended March 31, the Fund gained 6.1% versus a 7.9% increase for the Blended Index†.

           The table below shows the results of the Balanced Fund over various time periods through March 31, 2006, along with the Blended Index†, the S&P 500 (stocks) and the Lehman Brothers Intermediate U.S. Government/Credit Index (bonds).

	Total Returns*	Average Annual Total Returns*

	3-Mos.	1-Year	2-Year	Since Inception

Balanced Fund	2.6%	6.1%	7.3%	8.0%

Blended Index†	2.4	7.9	5.9	8.5
S&P 500	4.2	11.7	9.2	13.1
Lehman Brothers Intermediate U.S. Government/Credit Index	-0.4	2.1	0.9	1.7

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Fund inception date: October 1, 2003. All performance numbers assume reinvestment of dividends and the Fund performance numbers are calculated after deducting fees and expenses.

†
The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500, which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index, which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years.

Fiscal 2006 in Review

           The fiscal year ended March 31 was a mixed bag for the Balanced Fund. The Fund’s 6.1% return was well above inflation, which is a good start (though we strive for better). Business values at most of our companies continued to grow at healthy rates and, as outlined below, many of our stocks had strong years. Yet, the Fund’s results relative to the Blended Index† were uninspiring. Our defensive asset allocation along with a few poor performers held back returns in an otherwise robust environment for stocks.

           For the second year running, healthcare companies were strong positive contributors to Fund results. Pediatrix Medical Group, Omnicare, WellPoint and Laboratory Corporation of America each returned more than 20% during the fiscal year. UnitedHealth Group was just slightly behind with a total return of 17%. We trimmed our healthcare exposure as many of these stocks approached our value estimates. Despite attractive longer-term prospects, we would not expect a “three-peat” from our healthcare companies in fiscal 2007.

           Banks were a somewhat surprising source of strength this year. Hudson City Bancorp was a special situation that has returned 35% since our purchase last June. Wells Fargo, Washington Mutual and U.S. Bancorp also posted double-digit total returns for the twelve-month period. Near-term bank operating conditions are likely to be difficult. The flattening yield curve (higher short-term interest rates relative to long-term interest rates) will challenge all spread lenders. In addition, credit conditions have been superb and are likely to deteriorate over time. We are mindful of these short-term headwinds in evaluating the longer-term business prospects for these companies.

26

           Other positive contributors included a pair of companies that we sold at healthy gains, along with a handful of positions still in the portfolio. We eliminated Harrah’s Entertainment and ITT Educational Services as their prices approached our value estimates. Both are terrific businesses with bright prospects, and we would happily own them again at the right price. Countrywide Financial and Coinstar had good years and remain among the Fund’s cheapest holdings. IAC/InterActiveCorp and First Data edged closer to our value estimates but have additional upside potential.

           Our defensive stance on bonds (high credit quality and short duration) again helped preserve capital without missing much if any upside. The Lehman Brothers Intermediate U.S. Government/Credit Index, our benchmark for the bond market, rose just 2.1% for the fiscal year. Coupon income was partially offset by price declines (rising yields) across all maturities. The yield increases have been most pronounced in shorter-dated securities. We have gradually invested more of the portfolio in high quality two to five year bonds as their risk/reward profile has improved. Finally, returns on cash reserves continued to increase throughout the year as the Federal Reserve hiked the Fed Funds target from 2.75% a year ago to 4.75% today.

           Despite plenty of good news, the fiscal year was less rewarding than it could have been for two major reasons. First, our asset allocation, in retrospect, was a bit conservative early in the year. We would have benefited from more equity exposure in a period of strongly rising stock prices. Second, a few media holdings had significant negative returns. Comcast (-22% for fiscal 2006) and Cumulus Media (-21%) have been disappointments to date, though these price declines seem too severe. Liberty Global (-8%) and Liberty Media (-7%) also fell in price, even as their business values grew nicely during the year. From today’s lower price levels, we expect acceptable if not exceptional returns from these holdings over time.

Outlook

           The Balanced Fund’s asset allocation is 59% stocks and 41% bonds and short-term securities, more neutral than defensive on balance. We purchased several new qualifying investments during the fiscal year (Tyco, Wal-Mart and Washington Post, among others). We also were able to build larger positions in favorites such as Redwood Trust and Cabela’s at attractive prices. Our companies are generally doing well, and we like their long-term prospects. High quality bonds are far from exciting but offer much more reasonable return prospects than a year ago. Significantly higher interest rates also have increased yields on our short-term reserves.

           As contrarians we are naturally cautious after a large three-year rally in stocks, especially one fueled by cyclical companies, smaller emerging businesses and more speculative securities. Credit has been free flowing, corporate profit margins are very high, and broad stock market valuations seem fair but leave little margin for error. Nothing bad has to happen, but with this backdrop it is especially comforting to own a portfolio of quality businesses with staying power.

Annual Shareholder Information Meeting—Monday, May 22, 2006

           Please plan to join us at the Scott Conference Center in Omaha at 4:30 p.m. on May 22. The center is located at 6450 Pine Street on the Aksarben campus. There will be no formal business to conduct, so we can devote the entire meeting to answering your questions. Maps and driving directions are available from our client service representatives. Thanks for your continued support, and we look forward to seeing you there.

Regards,

Bradley P. Hinton
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

27

FUND PERFORMANCE — BALANCED FUND
(Unaudited)

           The chart below depicts the change in the value of a $10,000 investment for the period since inception of the Balanced Fund (October 1, 2003) through March 31, 2006, as compared with the growth of the Blended Index during the same period. The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500 (“S&P 500”), which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index (“Lehman Index”), which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years. The chart also includes information about the growth of the S&P 500 and the Lehman Index for the period. The information assumes reinvestment of dividends and capital gains distributions. A $10,000 investment in the Balanced Fund on October 1, 2003, would have been valued at $12,118 on March 31, 2006.

Average Annual Total Returns

	1-Year	2-Year	Since Inception (Oct. 1, 2003)

Balanced Fund	6.1%	7.3%	8.0%
Blended Index	7.9	5.9	8.5
S&P 500 Index	11.7	9.2	13.1
Lehman Brothers Intermediate U.S. Government/Credit Index	2.1	0.9	1.7

The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

28

PORTFOLIO PROFILE — BALANCED FUND
(Unaudited)

Top Ten Stocks*		Industry Sectors*

Cabela’s	3.6%	Consumer Products and Services	15.9%
Countrywide Financial	3.4	Media Content and Distribution	14.2
Berkshire Hathaway	3.4	Mortgage Services	9.9
Liberty Media	2.9	Financial Services	9.0
Tyco International	2.7	Healthcare	3.5
Wal-Mart	2.7	Commercial Services	3.3
Comcast	2.5	Diversified Industries	2.7
Redwood Trust	2.3	Telecommunications	0.8
Liberty Global	(2.3)
Coinstar	(2.0)	Total Common Stocks	59.3%

	27.8%
		U.S. Treasury and Government Agency	22.3%
		Short-Term Securities/Other	(11.8)
		Mortgage-Backed Securities	(3.2)
		Corporate Bonds	(2.9)
		Taxable Municipal Bonds	(0.5)

		Total Bonds & Short-Term Securities	40.7%

*	As of March 31, 2006

Largest Net Contributions to Investment Results for Year Ended March 31, 2006

Positive (000’s)		Negative (000’s)

Hudson City	$450	Comcast	$(357)
IAC/InterActiveCorp & Expedia #	397	Cumulus Media	(176)
Pediatrix	320	Liberty Media & Discovery Holding #	(109)
Coinstar	311	Fannie Mae	(86)
Countrywide Financial	281	Tyco International	(77)
Other (net)	(2,199)
			$(805)
	$3,958

Net Portfolio Gains	$3,153

#	For presentation purposes, securities combined due to a spin-off during the year
29

BALANCED FUND
Schedule of Investments in Securities March 31, 2006

	Shares	Value

COMMON STOCKS — 59.3%

Consumer Products and Services — 15.9%

Retailing — 9.6%
Cabela’s, Inc. - CL A*	115,000	$2,359,800
Wal-Mart Stores, Inc.	36,500	1,724,260
IAC/InterActiveCorp*	30,000	884,100
Expedia, Inc.*	35,000	709,450
AutoZone, Inc.*	5,500	548,295

		6,225,905
Education — 3.6%
Corinthian Colleges, Inc.*	59,000	849,600
Career Education Corp.*	21,000	792,330
Apollo Group, Inc - CL A*	13,000	682,630

		2,324,560
Consumer Goods — 2.7%
Mohawk Industries, Inc.*	8,000	645,760
Molson Coors Brewing Co. - Series B	9,000	617,580
Diageo PLC - Sponsored ADR	7,500	475,725

		1,739,065

		10,289,530
Media Content and Distribution — 14.2%

Newspaper, Television, Radio and Programming — 9.4%
Liberty Media Corp. - Series A*	230,000	1,888,300
Cumulus Media, Inc. - CL A*	100,000	1,126,000
The Washington Post Co. - CL B	1,200	932,100
News Corp. - CL A	52,500	872,025
Viacom, Inc. - CL B	10,000	388,000
CBS Corp. - CL B	27,500	659,450
Discovery Holding Co. - Series A*	16,500	247,500

		6,113,375
Cable Television — 4.8%
Comcast Corp. - CL A*	62,000	1,621,920
Liberty Global, Inc. - Series C*	75,000	1,481,250

		3,103,170

		9,216,545

The accompanying notes form an integral part of these financial statements.
30

BALANCED FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Mortgage Services — 9.9%

Originating and Investing — 6.7%
Countrywide Financial Corp.	60,000	$2,202,000
Redwood Trust, Inc.	35,000	1,516,200
Newcastle Investment Corp.	27,000	645,840

		4,364,040
Government Agency — 3.2%
Fannie Mae	23,300	1,197,620
Freddie Mac	14,000	854,000

		2,051,620

		6,415,660
Financial Services — 9.0%

Banking — 5.6%
Hudson City Bancorp, Inc.	95,000	1,262,550
Citigroup, Inc.	15,000	708,450
Wells Fargo & Co.	11,000	702,570
Washington Mutual, Inc.	13,000	554,060
U.S. Bancorp	14,000	427,000

		3,654,630
Insurance — 3.4%
Berkshire Hathaway, Inc. - CL B*	730	2,198,760

		5,853,390
Healthcare — 3.5%

Managed Care — 2.1%
WellPoint, Inc.*	10,000	774,300
UnitedHealth Group, Inc.	10,000	558,600

		1,332,900
Providers — 1.4%
Laboratory Corporation of America Holdings*	11,500	672,520
Pediatrix Medical Group, Inc.* (a)	2,500	256,600

		929,120

		2,262,020
Commercial Services — 3.3%

Coinstar, Inc.*	51,000	1,321,410
First Data Corp.	17,000	795,940

		2,117,350
Diversified Industries — 2.7%

Tyco International Ltd.	65,000	1,747,200

The accompanying notes form an integral part of these financial statements.
31

BALANCED FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Telecommunications — 0.8%

Telephone and Data Systems, Inc. - Special	14,000	$528,500

Total Common Stocks (Cost $35,768,940)		38,430,195

CORPORATE BONDS — 2.9%

Telephone and Data Systems, Inc. 7.0% 8/01/06	$500,000	501,613
Liberty Media Corp. 3.5% 9/25/06	125,000	124,234
The Washington Post Co. 5.5% 2/15/09	755,000	755,042
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	300,000	285,738
Harrah’s Operating Co., Inc. 5.375% 12/15/13	250,000	238,712

Total Corporate Bonds (Cost $1,936,854)		1,905,339

MORTGAGE-BACKED SECURITIES — 3.2%(d)

Federal Agency CMO and REMIC — 3.2%

Freddie Mac 6.0% 4/15/27 (0.0 years)	1,074	1,072
Fannie Mae 4.25% 6/25/33 (1.3 years)	189,283	186,448
Freddie Mac 4.5% 7/15/27 (3.4 Years)	750,000	725,449
Fannie Mae 4.5% 11/25/14 (3.5 years)	460,000	448,873
Freddie Mac 4.5% 1/15/10 (3.7 years)	750,000	728,239

Total Mortgage-Backed Securities (Cost $2,124,225)		2,090,081

TAXABLE MUNICIPAL BONDS — 0.5%

University of California 4.85% 5/15/13 (Cost $297,324)	300,000	289,146

U.S. TREASURY AND GOVERNMENT AGENCY — 22.3%

U.S. Treasury — 19.4%

U.S. Treasury Note 3.5% 11/15/06	300,000	297,563
U.S. Treasury Note 3.75% 3/31/07	500,000	494,727
U.S. Treasury Note 3.625% 6/30/07	2,000,000	1,970,470
U.S. Treasury Note 3.0% 11/15/07	300,000	291,492
U.S. Treasury Note 3.375% 2/15/08	1,250,000	1,217,871
U.S. Treasury Note 3.75% 5/15/08	1,250,000	1,223,536
U.S. Treasury Note 3.125% 10/15/08	300,000	288,024
U.S. Treasury Note 3.0% 2/15/09	400,000	380,750
U.S. Treasury Note 2.625% 3/15/09	1,500,000	1,410,821

The accompanying notes form an integral part of these financial statements.
32

BALANCED FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

U.S. Treasury — 19.4% (continued)

U.S. Treasury Note 3.625% 7/15/09	$500,000	$482,071
U.S. Treasury Note 6.5% 2/15/10	400,000	423,297
U.S. Treasury Note 4.0% 3/15/10	1,750,000	1,698,937
U.S. Treasury Note 5.0% 2/15/11	400,000	403,375
U.S. Treasury Note 5.0% 8/15/11	500,000	504,551
U.S. Treasury Note 4.375% 8/15/12	1,000,000	974,336
U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	536,470	523,750

		12,585,571
Government Agency Securities — 2.9%

Fannie Mae 4.25% 12/21/07	400,000	394,665
Federal Home Loan Bank 3.55% 4/15/08	500,000	485,734
Freddie Mac 4.0% 4/28/09	240,000	232,647
Fannie Mae 4.01% 10/21/09	400,000	385,696
Federal Home Loan Bank 4.16% 12/08/09	400,000	387,226

		1,885,968

Total U.S. Treasury and Government Agency (Cost $14,787,029)		14,471,539

SHORT-TERM SECURITIES — 11.6%

Wells Fargo Advantage Government Money Market Fund 4.7%(c)	91,152	91,152
U.S. Treasury Bills, 4.522% to 4.645%, due 5/11/06 to 6/01/06(b)	7,500,000	7,459,517

Total Short-Term Securities (Cost $7,548,694)		7,550,669

Total Investments in Securities (Cost $62,463,066)		64,736,969
Covered Call Options Written — (0.0%)		(33,875)
Other Assets Less Other Liabilities — 0.2%		146,777

Net Assets — 100%		$64,849,871

Net Asset Value Per Share		$11.30

The accompanying notes form an integral part of these financial statements.
33

BALANCED FUND
Schedule of Investments in Securities, Continued

	Expiration date/ Strike price	Shares subject to option	Value

COVERED CALL OPTIONS WRITTEN*

Pediatrix Medical Group, Inc.	May 2006 / $90	2,500	$(33,875)

Total Call Options Written (premiums received $14,937)			$(33,875)

*	Non-income producing

(a)	Fully or partially pledged as collateral on outstanding written options. `

(b)	Interest rates presented for Treasury bills represent the yield to maturity at the date of purchase.

(c)	Rate presented represents the annualized 7-day yield at March 31, 2006.

(d)	Number of years indicated represents estimated average life of mortgage-backed securities.

The accompanying notes form an integral part of these financial statements.
34

PORTFOLIO MANAGER LETTER — FIXED INCOME FUND AND GOVERNMENT MONEY MARKET FUND

April 12, 2006

Dear Fellow Shareholder:

Fixed Income Fund Overview

           The Fixed Income Fund’s total return for the first quarter of 2006 was -0.1% , which consisted of approximately +0.5% from net interest and dividend income (after deducting fees and expenses) and -0.6% from (net unrealized) depreciation of our bonds and other investments. Our first quarter return was slightly better than the -0.4% return of the Lehman Brothers Intermediate U.S. Government / Credit Index, our Fund’s primary benchmark. For the fiscal year ended March 31, 2006, our total return was +1.7%.

           Total returns for longer periods of time are listed in the table below. Two additional Lehman Brothers Indexes (1-3 and 1-5 year) with a shorter average maturity are included in the table for added perspective, given our Fund’s defensive propensity (i.e., a shorter average maturity than the Lehman Intermediate Index).

	Average Annual Total Returns** (Through 3/31/06)
	1-Year	3-Year	5-Year	10-Year

Fixed Income Fund	1.7%	3.1%	3.8%	5.4%

Lehman Brothers Intermediate U.S. Government/Credit Index *	2.1	2.3	4.7	5.9
Lehman Brothers 1-5 Year U.S. Government/Credit Index *	2.2	1.9	4.1	5.4
Lehman Brothers 1-3 Year U.S. Government/Credit Index*	2.5	1.8	3.6	5.1

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Source: Lehman Brothers, Inc.

**	All performance numbers assume reinvestment of dividends and the Fund performance numbers are calculated after deducting fees and expenses.

The following table and chart shows a profile of our portfolio and asset allocation as of March 31, 2006:

Average Maturity	3.3 years
Average Duration	2.9 years
Average Coupon	4.3%
30-Day SEC Yield at 3-31-06	3.9%
Average Rating	AAA

35

Fiscal Year in Review

          Our Fund and the U.S. bond market produced modest results in fiscal 2006 as price declines caused by generally rising interest rates reduced total returns. The Federal Reserve’s decision to continue raising the Fed Funds Rate in 25 basis point increments (one basis point equals 1/100 of one percent) had a somewhat expected effect on short-term rates, but less of an effect on long-term rates. The 3-month Treasury Bill yield, for example, increased 1.8% in the past year while the 10-year Treasury bond yield increased by only 36 basis points. This resulted in a convergence of short- and long-term rates or a flattening of the yield curve.

          The U.S. economy generated solid economic growth (real GDP) of better than 3% in the past twelve months despite a slowdown in the fourth quarter which was likely a side effect of hurricanes Katrina and Rita. Employment growth was steady with over two million jobs created and the unemployment rate declined to 4.7%.

          Inflation at the consumer level, measured on a year-over-year basis, rose to 3.6% from 3.1% a year ago in spite of an energy induced surge in the fall. Core inflation (excluding food and energy) declined modestly to 2.1% from 2.3%, year-over-year.

          Corporate earnings and cash flow were robust and consumer confidence and spending were strong. This helped keep credit spreads, the extra yield above Treasuries that investors receive for lending money to anyone except the U.S. government, narrow. Credit spreads have widened some in 2006 but remain narrow by historic standards, providing fixed income investors little compensation for the incremental risk.

Portfolio Review

          In the past year we extended the average maturity and duration of our Fund (to 3.3 and 2.9 years, respectively) while the average coupon increased to 4.3%. We did this by weighting our investment activity towards high quality bonds, principally U.S. Treasuries and Mortgage-Backed Securities (MBS) issued by Freddie Mac and Fannie Mae (two government sponsored enterprises or GSE’s).

          Treasury bonds account for approximately 1/3 of our Fund, up from 19% a year ago. Most of this segment is weighted toward bonds maturing in five years or less. These Treasuries were the largest drag to our Fund’s performance in the past year due to the rise in the level of interest rates. We expect these paper losses to be recovered at maturity, if not before.

          MBS now represent approximately 30% of our Fund, up from 19% a year ago. As we did last year, we continued to focus our MBS investments in defensively structured securities, or those with limited “extension” risk. MBS provide investors a high-quality coupon return with an imbedded call option. This imbedded call option results from the ability of the underlying creditors (homeowners) to repay their mortgages any time at par. This can cause principal cash flows to vary widely. In periods of falling interest rates, homeowners refinance their mortgages early (and maybe often), while in periods of rising interest rates prepayments tend to slow (which is currently happening). Our goal is to find MBS that have attributes which enhance our portfolio returns while minimizing any inherent negative surprises, especially those that will cause the expected maturity of the security to extend dramatically.

          Our corporate bond exposure remains small (approximately 6%). If the recent widening of credit spreads in 2006 continues, we may be able to invest in this sector on more favorable terms.

          The overall credit quality of our portfolio remains excellent with more than 90% comprised of AAA rated securities or U.S. Treasury and Mortgage-Backed Securities.

Fund Strategy and Outlook

          Our investment approach consists of investing in a portfolio of mostly high quality, short- to intermediate-term bonds where we believe we can capture most of the “coupon” returns of long-term bonds with materially less interest-rate risk. Given today’s flat yield curve, this approach is particularly applicable. Overall, we will strive to maximize our investment (or reinvestment) yield while avoiding making interest rate “bets”, particularly ones that depend on interest rates going down. In other words, capital preservation takes precedence over current yield.

36

          For a small portion of our portfolio (currently less than 1%), we will also search for other fixed-income related investments that have favorable risk/reward characteristics (such as high-yield and convertible bonds, preferred and convertible preferred stock, or high dividend paying common stock). These types of investments have enhanced historical returns and have the potential to increase our Fund’s yield and overall return without incurring undue, or uncompensated, risks.

          As we said in our previous quarterly letter, the rise in bond yields in the past year has made us more optimistic about future return possibilities for fixed income investors. It may seem counterintuitive to hear us say “good news, interest rates are up and our bond prices are down”, but it does allow us the opportunity to deploy capital on better terms. This is partly predicated on the observation that over long periods of time the predominant contributors to fixed income returns are income and the reinvestment of income. If a bond is purchased at par and held to maturity, the fact that its market price fluctuated over the holding period does not matter. However, the rate at which coupon payments are reinvested matters a lot. “Interest on interest” is a factor often overlooked by bond investors.

          There remains plenty to worry about with respect to the possibility of further bond price weakness from creeping inflation to rising deficits to a potential dollar or credit crisis. But the higher reinvestment opportunities today (versus a year ago) and the attendant higher “coupon” cash flows have improved the range of possible outcomes. Should rates continue to rise or credit spreads widen, we remain well situated to take advantage of opportunities.

Government Money Market Fund Overview

          The Government Money Market Fund closed the first quarter with a 7-day effective yield of 4.1%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

          In the past year the Fund’s yield has increased by 2.2%, slightly more than the 2% increase in the Fed Funds rate (the overnight lending rate between banks controlled by the Federal Reserve). The Federal Reserve has been raising short-term interest rates for nearly two years and the effect is evident in the rising reinvestment opportunities for our Fund. Since we invest in ultra high-quality short-term instruments (e.g. U.S Treasury bills and government agency discount notes) that have a weighted average maturity of less than ninety days, our yield will invariably follow the path dictated by the Federal Reserve’s monetary policy.

          This tightening cycle by the Fed has led to a significant increase in the yield of our Fund over the last two years. Coupled with evidence that the Fed may be near the end of this cycle, we expect to maintain an average life close to the ninety day limit to take advantage of today’s higher yields.

          If you have any questions about the mechanics of either Fund or our investment strategy, please call. As always, we welcome your comments and questions.

Annual Shareholder Information Meeting—Monday, May 22, 2006

          Please plan to join us at the Scott Conference Center in Omaha at 4:30 p.m. on May 22. The center is located at 6450 Pine Street on the Aksarben campus. There will be no formal business to conduct so we can devote the entire meeting to answering your questions. Maps and driving directions are available from our client service representatives. We look forward to seeing you there.

Best Regards,

Thomas D. Carney
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

37

FUND PERFORMANCE — FIXED INCOME FUND
(Unaudited)

The chart below depicts the change in the value of a $10,000 investment for the period March 31, 1996, through March 31, 2006 for the Fixed Income Fund as compared with the growth of the Lehman Brothers Intermediate U.S. Government/Credit Index during the same period. The Lehman Brothers Intermediate U.S. Government/Credit Index is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years. The information assumes reinvestment of dividends and capital gains distributions. A $10,000 investment in the Fixed Income Fund on March 31, 1996 would have been valued at $16,923 on March 31, 2006.

Average Annual Total Returns

	1-Year	5-Year	10-Year

Fixed Income Fund	1.7%	3.8%	5.4%
Lehman Brothers Intermediate U.S. Government/Credit Index	2.1	4.7	5.9

The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

38

PORTFOLIO PROFILE — FIXED INCOME FUND
(Unaudited)

Credit Quality Ratings

U.S. Treasury and Mortgage-Backed Securities	65.7%
Aaa/AAA	19.7
A/A	1.2
Baa/BBB	1.1
Ba/BB	1.6
B/B, below, and non-rated	1.4
Cash Equivalents	9.3

100.0%

Sector Breakdown

U.S. Treasury and Government Agency	52.1%
Mortgage-Backed Securities	29.6
Short-Term Securities/Other	9.3
Corporate Bonds	6.1
Taxable Municipal Bonds	2.0
Common Stocks	0.9

100.0%

PORTFOLIO PROFILE — GOVERNMENT MONEY MARKET FUND
(Unaudited)

Sector Breakdown

U.S. Treasury	97.8%
Treasury Money Market Fund	2.0
Other Assets Less Liabilities	0.2

100.0%

39

FIXED INCOME FUND
Schedule of Investments in Securities March 31, 2006

	Principal amount	Value

CORPORATE BONDS — 6.1%

Century Communications Sr. Notes 9.5% 3/01/05*	$750,000	$738,750
Telephone & Data Systems, Inc. 7.0% 8/01/06	985,000	988,177
Cox Communications, Inc. 7.75% 8/15/06	1,000,000	1,007,342
Liberty Media Corp. 3.5% 9/25/06	850,000	844,794
Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	1,000,000	1,026,690
HMH Properties, Inc. 7.875% 8/01/08	56,000	56,700
Liberty Media Corp. 7.875% 7/15/09	500,000	528,634
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	375,000	357,172
Countrywide Home Loans, Inc. 4.0% 3/22/11	1,000,000	930,076
Berkshire Hathaway Finance Corp. 4.625% 10/15/13	1,000,000	948,335
Harrah’s Operating Co., Inc. 5.375% 12/15/13	750,000	716,136
Berkshire Hathaway Finance Corp. 4.85% 1/15/15	1,500,000	1,430,406

Total Corporate Bonds (Cost $9,726,667)		9,573,212

MORTGAGE-BACKED SECURITIES — 29.6%(c)

Federal Agency CMO and REMIC — 26.8%

Freddie Mac 6.0% 4/15/27 (0.0 years)	8,055	8,043
Fannie Mae 5.5% 12/25/26 (0.6 years)	641,725	640,357
Freddie Mac 5.5% 2/15/16 (1.2 years)	2,177,518	2,179,250
Fannie Mae 4.25% 6/25/33 (1.3 years)	798,774	786,811
Fannie Mae 3.5% 10/25/13 (1.5 years)	2,083,320	2,031,334
Fannie Mae 5.0% 3/25/15 (1.5 years)	816,781	811,833
Fannie Mae 4.0% 11/25/13 (2.2 years)	2,000,000	1,959,417
Fannie Mae 6.0% 5/25/31 (2.2 years)	2,410,513	2,425,236
Fannie Mae 5.0% 9/25/27 (2.3 years)	1,598,927	1,583,482
Freddie Mac 4.0% 5/15/19 (2.3 years)	2,993,146	2,909,951
Freddie Mac 5.5% 4/15/24 (2.7 years)	2,000,000	1,999,044
Freddie Mac 4.5% 7/15/27 (3.4 years)	4,000,000	3,869,063
Fannie Mae 4.5% 10/25/17 (3.6 years)	1,210,551	1,172,103
Freddie Mac 4.5% 1/15/10 (3.7 years)	4,250,000	4,126,685
Fannie Mae 5.0% 12/25/15 (3.7 years)	4,000,000	3,932,466
Freddie Mac 5.5% 4/15/18 (3.7 years)	2,016,071	2,010,434
Freddie Mac 4.5% 12/15/15 (3.9 years)	3,000,000	2,906,574
Fannie Mae 4.5% 4/25/17 (4.3 years)	3,000,000	2,890,620
Freddie Mac 4.5% 7/15/17 (5.3 years)	4,000,000	3,824,176

		42,066,879

The accompanying notes form an integral part of these financial statements.
40

FIXED INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

Federal Agency Mortgage Pass-Through — 2.8%

Fannie Mae 4.0% 8/01/13 (3.0 years)	$905,455	$858,202
Fannie Mae 4.5% 6/01/14 (3.3 years)	1,159,102	1,118,341
Fannie Mae 6.5% 6/01/18 (3.8 years)	57,307	58,934
Freddie Mac 5.0% 6/01/18 (4.4 years)	575,778	562,715
Fannie Mae 5.0% 10/01/18 (4.4 years)	1,867,014	1,824,478

		4,422,670

Total Mortgage-Backed Securities (Cost $47,682,293)		46,489,549

TAXABLE MUNICIPAL BONDS — 2.0%

Topeka, Kansas 4.5% 8/15/09	1,135,000	1,112,084
Stratford, Connecticut 6.55% 2/15/13	500,000	529,335
University of California 4.85% 5/15/13	990,000	954,182
King County, Washington 8.12% 12/01/16	500,000	532,745

Total Taxable Municipal Bonds (Cost $3,175,473)		3,128,346

U.S. TREASURY AND GOVERNMENT AGENCY — 52.1%

U.S. Treasury — 36.1%

U.S. Treasury Note 3.75% 3/31/07	3,000,000	2,968,362
U.S. Treasury Note 3.5% 5/31/07	3,000,000	2,954,883
U.S. Treasury Note 3.625% 6/30/07	2,000,000	1,970,470
U.S. Treasury Note 4.0% 8/31/07	4,000,000	3,954,532
U.S. Treasury Note 3.375% 2/15/08	3,000,000	2,922,891
U.S. Treasury Note 3.75% 5/15/08	3,000,000	2,936,487
U.S. Treasury Note 4.125% 8/15/08	4,000,000	3,944,064
U.S. Treasury Note 3.0% 2/15/09	5,000,000	4,759,380
U.S. Treasury Note 2.625% 3/15/09	3,000,000	2,821,641
U.S. Treasury Note 3.625% 7/15/09	3,000,000	2,892,423
U.S. Treasury Note 4.0% 3/15/10	10,000,000	9,708,210
U.S. Treasury Note 5.0% 8/15/11	3,000,000	3,027,306
U.S. Treasury Note 4.375% 8/15/12	5,000,000	4,871,680
U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	2,145,880	2,095,001
U.S. Treasury Note 4.25% 8/15/14	5,000,000	4,787,305

		56,614,635
Government Agency — 16.0%

Federal Home Loan Bank 2.45% 3/23/07	2,000,000	1,950,422
Fannie Mae 4.25% 12/21/07	2,000,000	1,973,324
Federal Home Loan Bank 3.55% 4/15/08	3,095,000	3,006,691

The accompanying notes form an integral part of these financial statements.
41

FIXED INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Government Agency — 16.0% (continued)

Fannie Mae 4.08% 6/06/08	$4,000,000	$3,917,696
Freddie Mac 4.0% 4/28/09	240,000	232,647
Freddie Mac 3.25% 7/09/09	1,000,000	944,881
Fannie Mae 4.01% 10/21/09	2,000,000	1,928,480
Federal Home Loan Bank 4.16% 12/08/09	1,500,000	1,452,099
Fannie Mae 4.125% 4/28/10	2,000,000	1,927,856
Freddie Mac 4.125% 6/16/10	1,000,000	962,766
Federal Home Loan Bank 3.0% 6/30/10(a)	1,000,000	978,175
Freddie Mac 5.5% 9/15/11	1,000,000	1,016,694
Fannie Mae 4.375% 7/17/13	2,000,000	1,898,292
Freddie Mac 5.0% 11/13/14	3,000,000	2,912,163

		25,102,186

Total U.S. Treasury and Government Agency (Cost $83,684,696)		81,716,821

COMMON STOCKS — 0.9%

Newcastle Investment Corp.	30,000	717,600
Redwood Trust, Inc.	15,000	649,800

Total Common Stocks (Cost $1,416,183)		1,367,400

SHORT-TERM SECURITIES — 9.4%

Wells Fargo Advantage Government Money Market Fund 4.7%(b)
(Cost $14,734,312)	14,734,312	14,734,312

Total Investments in Securities (Cost $160,419,624)		157,009,640
Other Liabilities In Excess of Other Assets — (0.1%)		(99,656)

Net Assets — 100%		$156,909,984

Net Asset Value Per Share		$11.26

*	Non-income producing – issuer in default.

(a)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate disclosed represents rate as of March 31, 2006.

(b)	Rate presented represents the annualized 7-day yield at March 31, 2006.

(c)	Number of years indicated represents estimated average life of mortgage-backed securities.

The accompanying notes form an integral part of these financial statements.
42

GOVERNMENT MONEY MARKET FUND
Schedule of Investments in Securities March 31, 2006

	Principal amount or shares	Value

U.S. TREASURY — 97.8%†

U.S. Treasury Bill 4.534% 5/11/06	$35,000,000	$34,827,278
U.S. Treasury Bill 4.645% 6/01/06	25,000,000	24,807,680

		59,634,958
SHORT-TERM SECURITIES — 2.0%

Wells Fargo Advantage 100% Treasury Money Market Fund 4.0%(a)	1,226,346	1,226,346

Total Investments in Securities (Cost $60,861,304)		60,861,304
Other Assets Less Other Liabilities — 0.2%		146,397

Net Assets — 100%		$61,007,701

Net Asset Value Per Share		$1.00

†	Interest rates presented for Treasury bills represent the yield to maturity at the date of purchase.

(a)	Rate presented represents the annualized 7-day yield at March 31, 2006.

The accompanying notes form an integral part of these financial statements.
43

THE WEITZ FUNDS
Statements of Assets and Liabilities March 31, 2006

	Value	Hickory	Partners Value	Balanced	Fixed Income	Government Money Market

Assets:
Investments in securities at value:
Unaffiliated issuers*	$2,785,902,212	$330,322,321	$1,879,669,084	$64,736,969	$157,009,640	$60,861,304
Non-controlled affiliates*	117,720,000	—	4,698,000	—	—	—

	2,903,622,212	330,322,321	1,884,367,084	64,736,969	157,009,640	60,861,304
Accrued interest and dividends receivable	5,068,476	828,075	2,803,902	216,947	1,059,909	37,879
Receivable for securities sold	9,504,055	230,358	7,669,694	714,542	—	—
Receivable for fund shares sold	396,216	373,345	474,694	13,654	96,445	217,500
Other	—	—	10,495	—	—	—

Total assets	2,918,590,959	331,754,099	1,895,325,869	65,682,112	158,165,994	61,116,683

Liabilities:
Due to adviser	2,720,194	314,895	1,779,789	54,405	87,716	16,134
Options written, at value†	5,000	534,830	7,002,500	33,875	—	—
Payable for securities purchased	—	—	—	725,642	967,523	—
Payable for fund shares redeemed	5,242,691	963,336	5,350,135	1,684	171,329	71,449
Other expenses	397,922	58,058	188,118	16,635	29,442	21,399

Total liabilities	8,365,807	1,871,119	14,320,542	832,241	1,256,010	108,982

Net assets applicable to shares outstanding	$2,910,225,152	$329,882,980	$1,881,005,327	$64,849,871	$156,909,984	$61,007,701

Composition of net assets:
Paid-in capital	$2,326,263,861	$376,671,427	$1,396,116,514	$61,370,426	$160,184,364	$61,009,583
Accumulated undistributed net investment income	13,817,160	158,055	6,697,570	217,863	167,435	—
Accumulated net realized gain (loss)	20,827,859	(66,327,601)	62,399,116	1,006,617	(31,831)	(1,882)
Net unrealized appreciation (depreciation) of investments	549,316,272	19,381,099	415,792,127	2,254,965	(3,409,984)	—

Total net assets applicable to shares outstanding	$2,910,225,152	$329,882,980	$1,881,005,327	$64,849,871	$156,909,984	$61,007,701

Net asset value, offering and redemption price per share of shares outstanding	$36.33	$34.21	$23.52	$11.30	$11.26	$1.000

Total shares outstanding	80,099,859	9,642,641	79,985,996	5,740,254	13,939,556	61,009,583

(indefinite number of no par value shares authorized)

* Cost of investments in securities:
Unaffiliated issuers	$2,267,678,031	$311,022,167	$1,462,200,995	$62,463,066	$160,419,624	$60,861,304
Non-controlled affiliates	87,138,197	—	2,995,958	—	—	—

	$2,354,816,228	$311,022,167	$1,465,196,953	$62,463,066	$160,419,624	$60,861,304

† Proceeds from options written	$515,288	$615,775	$3,624,496	$14,937	$—	$—

The accompanying notes form an integral part of these financial statements.
44-45

THE WEITZ FUNDS
Statements of Operations Year Ended March 31, 2006

	Value	Hickory	Partners Value	Balanced	Fixed Income	Government Money Market

Investment income:
Dividends:
Unaffiliated issuers*	$28,098,239	$4,289,045	$24,536,501	$415,701	$60,322	$—
Non-controlled affiliates	9,930,762	—	—	—	—	—

	38,029,001	4,289,045	24,536,501	415,701	60,322	—
Interest	24,628,931	702,319	12,672,891	1,059,492	6,609,725	1,710,294

Total investment income	62,657,932	4,991,364	37,209,392	1,475,193	6,670,047	1,710,294

Expenses:
Investment advisory fee	34,622,496	3,357,931	22,896,542	484,956	827,982	246,701
Administrative fee	3,650,418	417,045	2,373,505	112,336	246,846	92,595
Custodial fees	79,650	13,223	52,678	6,168	5,259	4,150
Registration fees	64,028	35,087	53,069	22,714	28,154	29,447
Sub-transfer agent fees	398,689	116,179	142,100	31,879	36,506	32,286
Trustees fees	78,083	7,601	50,129	1,424	3,710	1,044
Other expenses	888,080	98,435	451,268	39,360	77,787	32,695

Total expenses	39,781,444	4,045,501	26,019,291	698,837	1,226,244	438,918
Less fees waived by investment adviser	—	—	—	—	—	(192,216)

Net expenses	39,781,444	4,045,501	26,019,291	698,837	1,226,244	246,702

Net investment income	22,876,488	945,863	11,190,101	776,356	5,443,803	1,463,592

Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	$226,766,989	$44,206,428	$148,653,486	$2,374,215	$161,483	$(1,412)
Non-controlled affiliates	(16,755,877)	(5,153)	—	—	—	—
Options written	2,091,526	458,329	3,455,582	—	—	—

Net realized gain (loss)	212,102,638	44,659,604	152,109,068	2,374,215	161,483	(1,412)
Net unrealized appreciation (depreciation):
Unaffiliated issuers	(149,231,937)	(16,153,149)	(62,736,971)	381,588	(2,876,508)	—
Non-controlled affiliates	45,373,139	6,870	(374,465)	—	—	—
Options written	(568,230)	579,768	(4,097,312)	(18,938)	—	—

Net unrealized appreciation (depreciation)	(104,427,028)	(15,566,511)	(67,208,748)	362,650	(2,876,508)	—

Net realized and unrealized gain (loss) on investments	107,675,610	29,093,093	84,900,320	2,736,865	(2,715,025)	(1,412)

Net increase (decrease) in net assets resulting from operations	$130,552,098	$30,038,956	$96,090,421	$3,513,221	$2,728,778	$1,462,180

* Foreign taxes withheld	$—	$—	$—	$2,474	$—	$—

The accompanying notes form an integral part of these financial statements.
46-47

THE WEITZ FUNDS
Statements of Changes in Net Assets

	Value		Hickory		Partners Value

	Year ended March 31,		Year ended March 31,		Year ended March 31,
	2006	2005	2006	2005	2006	2005

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$22,876,488	$41,034,895	$945,863	$1,981,234	$11,190,101	$16,876,127
Net realized gain (loss)	212,102,638	76,309,932	44,659,604	36,140,806	152,109,068	18,014,699
Net unrealized appreciation (depreciation)	(104,427,028)	95,776,403	(15,566,511)	(10,703,536)	(67,208,748)	113,003,766

Net increase (decrease) in net assets resulting from operations	130,552,098	213,121,230	30,038,956	27,418,504	96,090,421	147,894,592

Distributions to shareholders from:
Net investment income	(38,615,019)	(23,795,785)	(787,808)	(2,332,129)	(15,444,421)	(10,128,752)
Net realized gains	(77,981,582)	(380,183,615)	—	—	(36,291,188)	(83,610,438)

Total distributions	(116,596,601)	(403,979,400)	(787,808)	(2,332,129)	(51,735,609)	(93,739,190)

Fund share transactions:*
Proceeds from sales	265,452,306	588,505,385	58,062,029	97,032,098	114,393,025	303,722,300
Payments for redemptions	(1,599,923,250)	(1,051,553,296)	(86,759,522)	(70,542,119)	(959,145,846)	(747,895,280)
Reinvestment of distributions	106,247,320	369,193,178	692,865	2,069,280	47,790,017	87,576,432

Net increase (decrease) from fund share transactions	(1,228,223,624)	(93,854,733)	(28,004,628)	28,559,259	(796,962,804)	(356,596,548)

Total increase (decrease) in net assets	(1,214,268,127)	(284,712,903)	1,246,520	53,645,634	(752,607,992)	(302,441,146)

Net assets:
Beginning of period	$4,124,493,279	$4,409,206,182	$328,636,460	$274,990,826	$2,633,613,319	$2,936,054,465

End of period	$2,910,225,152	$4,124,493,279	$329,882,980	$328,636,460	$1,881,005,327	$2,633,613,319

Undistributed net investment income	$13,817,160	$29,555,691	$158,055	$—	$6,697,570	$10,951,890

*Transactions in fund shares:
Shares issued	7,347,742	16,046,147	1,781,250	3,202,675	4,954,881	13,435,510
Shares redeemed	(44,350,073)	(28,725,708)	(2,638,627)	(2,317,096)	(41,673,834)	(32,919,316)
Reinvested dividends	2,969,722	10,109,290	21,143	63,757	2,086,366	3,717,233

Net increase (decrease) in shares outstanding	(34,032,609)	(2,570,271)	(836,234)	949,336	(34,632,587)	(15,766,573)

The accompanying notes form an integral part of these financial statements.
48-49

THE WEITZ FUNDS
Statements of Changes in Net Assets, Continued

	Balanced		Fixed Income		Government Money Market

	Year ended March 31,		Year ended March 31,		Year ended March 31,
	2006	2005	2006	2005	2006	2005

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$776,356	$362,083	$5,443,803	$3,314,288	$1,463,592	$445,133
Net realized gain (loss)	2,374,215	1,533,061	161,483	1,337,015	(1,412)	(470)
Net unrealized appreciation (depreciation)	362,650	1,353,944	(2,876,508)	(3,252,969)	—	—

Net increase (decrease) in net assets resulting from operations	3,513,221	3,249,088	2,728,778	1,398,334	1,462,180	444,663

Distributions to shareholders from:
Net investment income	(681,026)	(247,797)	(5,617,635)	(3,688,098)	(1,463,592)	(445,133)
Net realized gains	(2,251,834)	(711,214)	(628,361)	—	—	—

Total distributions	(2,932,860)	(959,011)	(6,245,996)	(3,688,098)	(1,463,592)	(445,133)

Fund share transactions:*
Proceeds from sales	15,263,151	33,278,226	68,607,713	103,240,646	171,467,179	173,196,212
Payments for redemptions	(8,076,634)	(5,395,550)	(71,588,203)	(42,800,884)	(152,548,064)	(182,044,937)
Reinvestment of distributions	2,848,846	932,148	6,012,601	3,512,492	1,400,603	435,527

Net increase (decrease) from fund share transactions	10,035,363	28,814,824	3,032,111	63,952,254	20,319,718	(8,413,198)

Total increase (decrease) in net assets	10,615,724	31,104,901	(485,107)	61,662,490	20,318,306	(8,413,668)

Net assets:
Beginning of period	$54,234,147	$23,129,246	$157,395,091	$95,732,601	$40,689,395	$49,103,063

End of period	$64,849,871	$54,234,147	$156,909,984	$157,395,091	$61,007,701	$40,689,395

Undistributed net investment income	$217,863	$118,819	$167,435	$205,591	$—	$—

*Transactions in fund shares:
Shares issued	1,351,891	3,062,378	5,966,002	8,908,964	171,467,179	173,196,212
Shares redeemed	(720,534)	(490,801)	(6,243,380)	(3,698,998)	(152,548,064)	(182,044,937)
Reinvested dividends	255,706	82,593	527,062	304,319	1,400,603	435,527

Net increase (decrease) in shares outstanding	887,063	2,654,170	249,684	5,514,285	20,319,718	(8,413,198)

The accompanying notes form an integral part of these financial statements.
50-51

THE WEITZ FUNDS
Value Fund Financial Highlights

The following financial information provides selected data for a share of the Value Fund outstanding throughout the periods indicated.
	Year ended March 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of period	$36.14	$37.78	$26.85	$34.25	$34.73

Income (loss) from investment operations:
Net investment income	0.29	0.36	0.19	0.23	0.27
Net gain (loss) on securities (realized and unrealized)	1.14	1.51	10.89	(7.12)	0.29

Total from investment operations	1.43	1.87	11.08	(6.89)	0.56

Less distributions:
Dividends from net investment income	(0.37)	(0.21)	(0.15)	(0.20)	(0.37)
Distributions from realized gains	(0.87)	(3.30)	—	(0.31)	(0.67)

Total distributions	(1.24)	(3.51)	(0.15)	(0.51)	(1.04)

Net asset value, end of period	$36.33	$36.14	$37.78	$26.85	$34.25

Total return	4.0%	5.1%	41.3%	(20.2%)	1.5%

Ratios/supplemental data:
Net assets, end of period ($000)	2,910,225	4,124,493	4,409,206	3,018,999	4,513,819

Ratio of expenses to average net assets	1.12%	1.10%	1.11%	1.08%	1.06%

Ratio of net investment income to average net assets	0.64%	0.95%	0.57%	0.76%	0.87%

Portfolio turnover rate	40%	26%	12%	18%	13%

The accompanying notes form an integral part of these financial statements.
52

THE WEITZ FUNDS
Hickory Fund Financial Highlights

The following financial information provides selected data for a share of the Hickory Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of period	$31.36	$28.86	$17.97	$27.01	$25.39

Income (loss) from investment operations:
Net investment income (loss)	0.09	0.19	0.25	0.17	(0.02)
Net gain (loss) on securities (realized and unrealized)	2.84	2.54	10.90	(9.07)	1.65

Total from investment operations	2.93	2.73	11.15	(8.90)	1.63

Less distributions:
Dividends from net investment income	(0.08)	(0.23)	(0.26)	(0.14)	—
Distributions from realized gains	—	—	—	—	(0.01)

Total distributions	(0.08)	(0.23)	(0.26)	(0.14)	(0.01)

Net asset value, end of period	$34.21	$31.36	$28.86	$17.97	$27.01

Total return	9.3%	9.4%	62.2%	(33.0%)	6.4%

Ratios/supplemental data:
Net assets, end of period ($000)	329,883	328,636	274,991	178,528	346,654

Ratio of expenses to average net assets	1.20%	1.21%	1.30%	1.32%	1.25%

Ratio of net investment income (loss) to average net assets	0.28%	0.65%	0.96%	0.78%	(0.08%)

Portfolio turnover rate	65%	58%	50%	64%	18%

The accompanying notes form an integral part of these financial statements.
53

THE WEITZ FUNDS
Partners Value Fund Financial Highlights

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of period	$22.98	$22.52	$16.41	$20.79	$21.27

Income (loss) from investment operations:
Net investment income	0.14	0.15	0.03	0.06	0.13
Net gain (loss) on securities (realized and unrealized)	0.95	1.09	6.10	(4.27)	(0.14)

Total from investment operations	1.09	1.24	6.13	(4.21)	(0.01)

Less distributions:
Dividends from net investment income	(0.15)	(0.08)	(0.02)	(0.05)	(0.21)
Distributions from realized gains	(0.40)	(0.70)	—	(0.12)	(0.26)

Total distributions	(0.55)	(0.78)	(0.02)	(0.17)	(0.47)

Net asset value, end of period	$23.52	$22.98	$22.52	$16.41	$20.79

Total return	4.8%	5.5%	37.4%	(20.3%)	(0.1%)

Ratios/supplemental data:
Net assets, end of period ($000)	1,881,005	2,633,613	2,936,054	2,203,585	3,136,878

Ratio of expenses to average net assets	1.14%	1.13%	1.13%	1.10%	1.08%

Ratio of net investment income to average net assets	0.49%	0.61%	0.16%	0.35%	0.69%

Portfolio turnover rate	36%	22%	11%	20%	10%

The accompanying notes form an integral part of these financial statements.
54

THE WEITZ FUNDS
Balanced Fund Financial Highlights

The following financial information provides selected data for a share of the Balanced Fund outstanding throughout the periods indicated.

	Year ended March 31,		Six months ended March 31, 2004(a)

	2006	2005

Net asset value, beginning of period	$11.17	$10.52	$10.00

Income from investment operations:
Net investment income	0.14	0.09	0.01
Net gain on securities (realized and unrealized)	0.53	0.80	0.52

Total from investment operations	0.67	0.89	0.53

Less distributions:
Dividends from net investment income	(0.12)	(0.06)	(0.01)
Distributions from realized gains	(0.42)	(0.18)	—	#

Total distributions	(0.54)	(0.24)	(0.01)

Net asset value, end of period	$11.30	$11.17	$10.52

Total return	6.1%	8.5%	5.3	%†

Ratios/supplemental data:
Net assets, end of period ($000)	64,850	54,234	23,129

Ratio of net expenses to average net assets	1.15%	1.21%	1.25	%* ††

Ratio of net investment income to average net assets	1.28%	0.89%	0.09	%*

Portfolio turnover rate	36%	50%	5	%†

*	Annualized

†	Not Annualized

#	Amount rounds to less than $0.01

††	Absent waivers and expenses assumed by the Adviser, the annualized expense ratio would have been 1.74% for the period ended March 31, 2004.

(a)	Fund commenced operations on October 1, 2003.

The accompanying notes form an integral part of these financial statements.
55

THE WEITZ FUNDS
Fixed Income Fund Financial Highlights

The following financial information provides selected data for a share of the Fixed Income Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of period	$11.50	$11.71	$11.29	$11.17	$11.24

Income (loss) from investment operations:
Net investment income	0.38	0.26	0.30	0.43	0.53
Net gain (loss) on securities (realized and unrealized)	(0.19)	(0.16)	0.45	0.18	(0.04)

Total from investment operations	0.19	0.10	0.75	0.61	0.49

Less distributions:
Dividends from net investment income	(0.39)	(0.31)	(0.33)	(0.49)	(0.56)
Distributions from realized gains	(0.04)	—	—	—	—

Total distributions	(0.43)	(0.31)	(0.33)	(0.49)	(0.56)

Net asset value, end of period	$11.26	$11.50	$11.71	$11.29	$11.17

Total return	1.7%	0.9%	6.7%	5.6%	4.4%

Ratios/supplemental data:
Net assets, end of period ($000)	156,910	157,395	95,733	52,984	47,692

Ratio of net expenses to average net assets	0.74%	0.75%#	0.75%#	0.75%#	0.75%#

Ratio of net investment income to average net assets	3.29%	2.51%	2.72%	3.90%	5.08%

Portfolio turnover rate	24%	41%	48%	31%	16%

#	Absent voluntary waivers, the expense ratio would have been 0.76%, 0.88%, 0.91% and 0.91% for the years ended March 31, 2005, 2004, 2003 and 2002, respectively.

The accompanying notes form an integral part of these financial statements.
56

THE WEITZ FUNDS
Government Money Market Fund Financial Highlights

The following financial information provides selected data for a share of the Government Money Market Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	0.030	0.010	0.005	0.010	0.024

Less distributions:
Dividends from net investment income	(0.030)	(0.010)	(0.005)	(0.010)	(0.024)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

Total return	2.9%	1.0%	0.5%	1.0%	2.5%

Ratios/supplemental data:
Net assets, end of period ($000)	61,008	40,689	49,103	70,732	40,763

Ratio of net expenses to average net assets#	0.50%	0.50%	0.50%	0.50%	0.50%

Ratio of net investment income to average net assets	2.96%	1.00%	0.48%	1.02%	2.40%

#	Absent voluntary waivers, the expense ratio would have been 0.89%, 0.90%, 0.91%, 0.91% and 0.94% for the years ended March 31, 2006, 2005, 2004, 2003 and 2002, respectively.

The accompanying notes form an integral part of these financial statements.
57

THE WEITZ FUNDS
Notes to Financial Statements
March 31, 2006

(1)	Organization

The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2006, the Trust had seven series in operation: Value Fund, Hickory Fund, Partners Value Fund, Balanced Fund, Fixed Income Fund, Government Money Market Fund (individually, a “Fund”, collectively, the “Funds”) and Partners III Opportunity Fund. The accompanying financial statements present the financial position and results of operations of each of the above series, except Partners III Opportunity Fund whose financial statements are presented separately. The Balanced Fund was the Trust’s initial series and it commenced operations on October 1, 2003. Each of the other Funds in the Trust (other than the Balanced Fund and Partners III Opportunity Fund) is a successor in interest to certain funds having the same names and investment objectives that were included as series of two other investment companies previously managed by Wallace R. Weitz & Company (the “Adviser”), namely, the Weitz Series Fund, Inc. and the Weitz Partners Fund, Inc. (the “Predecessor Funds”). At shareholder meetings in March, 2004, the shareholders of each of the Predecessor Funds approved the reorganization of the Predecessor Funds with and into the Trust and effective April 1, 2004, the assets and liabilities of the Predecessor Funds were transferred to the Trust in exchange for shares of each of the applicable Funds.

The investment objective of the Value Fund, Hickory Fund and Partners Value Fund (the “Weitz Equity Funds”) is capital appreciation. Each of the Weitz Equity Funds invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

The investment objectives of the Balanced Fund are regular current income, capital preservation and long-term capital appreciation. The Fund invests principally in a portfolio of U.S. equity and fixed income securities.

The investment objective of the Fixed Income Fund is high current income consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in fixed income securities such as U.S. government and agency securities, corporate debt securities, mortgage-backed securities, preferred stocks and taxable municipal bonds.

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity. The Fund invests principally in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements thereon with maturities not exceeding thirteen months.

(2)	Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a)	Valuation of Investments

Weitz Equity Funds, Balanced Fund and Fixed Income Fund

Investments are carried at value determined using the following valuation methods:

•

Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the Nasdaq exchange are valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•

The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•

The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

58

•

The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

Government Money Market Fund

Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount.

(b)	Option Transactions

The Funds, except for the Government Money Market Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Funds, except for the Government Money Market Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c)	Securities Sold Short

The Funds, except for the Government Money Market Fund, periodically engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would realize a gain if the price of the security declines between those dates.

(d)	Federal Income Taxes

It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

The following permanent differences between net asset components for financial reporting and tax purposes were reclassified at the end of the fiscal year:

	Balanced	Fixed Income

Accumulated undistributed net investment income	$3,714	$135,676
Accumulated net realized gain (loss)	(3,714)	(135,676)

The differences are due to the tax treatment of principal paydown adjustments. These reclassifications have no impact on the net asset value of the Funds.
59

	(e)	Security Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends, dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

	(f)	Dividend Policy

The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Fixed Income Fund pays income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

	(g)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)	Related Party Transactions

Each Fund has retained the Adviser as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. The Distributor receives no compensation for the distribution of shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.

Under the terms of a management and investment advisory agreement, the Adviser is paid a monthly fee. The annual investment advisory fee schedule for the Weitz Equity Funds is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Fixed Income Fund and the Government Money Market Fund pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.50% of the respective Fund’s average daily net assets.

Under the terms of an administration agreement, certain services are provided by the Adviser including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Trust for which the Adviser is paid a monthly fee. The annual administrative fee schedule for each Fund is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000		0.100%

The Adviser has voluntarily agreed to reimburse the Weitz Equity Funds, Balanced Fund and Fixed Income Fund or to pay directly a portion of the respective Fund’s expenses to the extent that total expenses exceed 1.50%, 1.25% and 0.75%, of the respective Fund’s average daily net assets. The expenses incurred by the Weitz Equity Funds, Balanced Fund and Fixed Income Fund did not exceed the percentage limitation during the year ended March 31, 2006. For the year ended March 31, 2006, the Adviser has voluntarily capped fees and expenses for the Government Money Market Fund at 0.50% of the Fund’s average daily net assets. The fees waived by the Adviser for the Government Money Market Fund for the year ended March 31, 2006 were $192,216.

As of March 31, 2006, the controlling shareholder of the Adviser held approximately 53% of the Government Money Market Fund, 33% of the Balanced Fund and 9% of the Hickory Fund.
60

(4)	Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Funds are summarized as follows:

	Value		Hickory

	Year ended March 31,		Year ended March 31,
	2006	2005	2006	2005

Distributions paid from:
Ordinary income	$73,129,201	$32,349,685	$787,808	$2,332,129
Long-term capital gains	43,467,400	371,629,715	—	—

Total distributions	$116,596,601	$403,979,400	$787,808	$2,332,129

	Partners Value		Balanced

	Year ended March 31,		Year ended March 31,
	2006	2005	2006	2005

Distributions paid from:
Ordinary income	$29,803,971	$13,699,009	$1,904,615	$831,311
Long-term capital gains	21,931,638	80,040,181	1,028,245	127,700

Total distributions	$51,735,609	$93,739,190	$2,932,860	$959,011

	Fixed Income		Government Money Market

	Year ended March 31,		Year ended March 31,
	2006	2005	2006	2005

Distributions paid from:
Ordinary income	$5,617,635	$3,688,098	$1,463,592	$445,133
Long-term capital gains	628,361	—	—	—

Total distributions	$6,245,996	$3,688,098	$1,463,592	$445,133

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Value	Hickory	Partners Value	Balanced	Fixed Income

Undistributed ordinary income	$21,001,835	$158,055	$17,575,512	$568,007	$175,091
Undistributed long-term gains	14,844,218	—	54,094,636	661,081	—
Capital loss carryforwards	—	(66,025,209)	—	—	—
Post October capital loss deferral	—	—	—	—	(31,831)
Net unrealized appreciation (depreciation)	548,115,238	19,078,707	413,218,665	2,250,357	(3,412,799)

	$583,961,291	$(46,788,447)	$484,888,813	$3,479,445	$(3,269,539)

Capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains, if any. To the extent that the carryforwards are used, no capital gains distributions will be made. The Government Money Market Fund has a capital loss carryforward of $1,882 which expires as follows: March 31, 2013 – $470 and March 31, 2014 – $1,412. The Hickory Fund’s carryforward expires on March 31, 2012. During the fiscal year, the Hickory Fund utilized capital loss carryforwards of $44,961,996 to offset realized capital gains. The Fixed Income Fund elected to defer realized capital losses arising after October 31, 2005. Such losses are treated for tax purposes as arising on April 1, 2006.

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(5)	Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Funds, other than short-term securities, are summarized as follows:

	Value	Hickory	Partners Value	Balanced	Fixed Income

Purchases	$1,116,387,737	$205,462,780	$671,363,205	$35,926,197	$71,145,898
Proceeds	1,359,566,286	207,743,105	871,961,161	16,655,200	30,068,275

The cost of investments is the same for financial reporting and Federal income tax purposes for the Government Money Market Fund. The cost of investments for Federal income tax purposes for the Value, Hickory, Partners Value, Balanced and Fixed Income Funds is $2,356,017,261, $311,324,559, $1,467,770,415, $62,467,675 and $160,422,439, respectively.

At March 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, are summarized as follows:

	Value	Hickory	Partners Value	Balanced	Fixed Income

Appreciation	$567,180,406	$27,760,943	$426,182,956	$3,261,636	$120,616
Depreciation	(19,575,455)	(8,763,181)	(9,586,287)	(992,342)	(3,533,415)

Net	$547,604,951	$18,997,762	$416,596,669	$2,269,294	$(3,412,799)

(a)	Illiquid and Restricted Securities

The Funds own certain securities which have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at March 31, 2006, include the following:

	Acquisition Date	Value	Hickory	Partners Value

Adelphia Communications Corp. CL A	7/25/02	$521,220	$—	$312,390
CBRE Realty Finance, Inc.	6/02/05	20,250,000	6,750,000	—
Convera Corp.	2/23/06	—	2,775,000	—
Lynch Interactive Corp.	9/09/96	—	2,620,390	—

Total cost of illiquid and/or restricted securities		$20,771,220	$12,145,390	$312,390

Value		$20,413,812	$11,157,075	$105,732

Percent of net assets		0.7%	3.4%	0.0%

(b)	Options Written

Transactions relating to options written for the year ended March 31, 2006 are summarized as follows:

	Value		Hickory

	Numbers of Contracts	Premiums	Numbers of Contracts	Premiums

Options outstanding, beginning of period	6,740	$2,322,318	1,025	$426,927
Options written	20,000	5,732,056	8,052	1,938,084
Options exercised	(15,000)	(5,447,560)	(3,296)	(768,408)
Options expired	(9,740)	(2,091,526)	(3,131)	(531,771)
Options closed	—	—	(1,000)	(449,057)

Options outstanding, end of period	2,000	$515,288	1,650	$615,775

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	Partners Value		Balanced

	Numbers of Contracts	Premiums	Numbers of Contracts	Premiums

Options outstanding, beginning of period	4,495	$1,548,708	—	$—
Options written	25,000	9,213,251	25	14,937
Options exercised	(10,000)	(3,681,881)	—	—
Options expired	(10,495)	(3,455,582)	—	—
Options closed	—	—	—	—

Options outstanding, end of period	9,000	$3,624,496	25	$14,937

Option contracts written result in off-balance-sheet risk as the Funds’ ultimate obligation to satisfy the terms of the contract may exceed the amount recognized in the statements of assets and liabilities.

(6)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

Value

Name of Issuer	Number of Shares Held March 31, 2005	Gross Additions	Gross Reductions	Number of Shares Held March 31, 2006	Value March 31, 2006	Dividend Income	Realized Gains/ (Losses)

CBRE Realty Finance, Inc	—	1,350,000	—	1,350,000	$20,250,000	$256,500	$—
Cenveo, Inc.*	2,601,800	—	(2,601,800)	—	—	—	4,193,845
Redwood Trust, Inc	2,000,000	250,000	—	2,250,000	97,470,000	9,674,262	2,879,988
Six Flags, Inc*	5,150,000	—	(4,376,900)	773,100	7,870,158	—	(23,829,710)

Totals					$125,590,158	$9,930,762	$(16,755,877)

Hickory

Name of Issuer	Number of Shares Held March 31, 2005	Gross Additions	Gross Reductions	Number of Shares Held March 31, 2006	Value March 31, 2006	Dividend Income	Realized Gains/ (Losses)

Imperial Credit Industries, Inc.*	3,435,400	—	3,435,400	—	$—	$—	$(5,153)

Partners Value

Name of Issuer	Number of Shares Held March 31, 2005	Gross Additions	Gross Reductions	Number of Shares Held March 31, 2006	Value March 31, 2006	Dividend Income	Realized Gains/ (Losses)

Daily Journal Corp	114,800	1,200	—	116,000	$4,698,000	$—	$—

*	Company was considered a non-controlled affiliate at March 31, 2005, but as of March 31, 2006, they are no longer a non-controlled affiliate.

(7)	Contingencies

Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Weitz Funds

We have audited the accompanying statements of assets and liabilities of The Weitz Funds, comprising of the Value Fund, Hickory Fund, Partners Value Fund, Balanced Fund, Fixed Income Fund, and Government Money Market Fund (collectively referred to as the “Funds”), including the schedules of investments in securities, as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the two years in the period ended March 31, 2003 were audited by other auditors whose report dated April 18, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting pri nciples used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Weitz Funds as of March 31, 2006, the results of their operations for the year then ended, the statements of changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio April 21, 2006
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65

ACTUAL AND HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES
(Unaudited)

Example

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2005 through March 31, 2006.

Actual Expenses

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $10,000 divided by $1,000 = 10), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 10/1/05 – 3/31/06” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account Value 10/1/05	Ending Account Value 3/31/06	Annualized Expense Ratio	Expenses Paid from 10/1/05 - 3/31/06(1)

Value	Actual	$1,000.00	$1,054.94	1.12%	$5.74
	Hypothetical(2)	1,000.00	1,019.40	1.12	5.64

Hickory	Actual	1,000.00	1,079.33	1.20	6.22
	Hypothetical(2)	1,000.00	1,019.00	1.20	6.04

Partners Value	Actual	1,000.00	1,063.95	1.14	5.87
	Hypothetical(2)	1,000.00	1,019.30	1.14	5.74

Balanced	Actual	1,000.00	1,051.51	1.14	5.83
	Hypothetical(2)	1,000.00	1,019.30	1.14	5.74

Fixed Income	Actual	1,000.00	1,003.82	0.73	3.65
	Hypothetical(2)	1,000.00	1,021.35	0.73	3.68

Government	Actual	1,000.00	1,016.88	0.50	2.51
Money Market	Hypothetical(2)	1,000.00	1,022.50	0.50	2.52

(1)

Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182/365).

(2)	Assumes 5% total return before expenses.
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OTHER INFORMATION
(Unaudited)

Tax Information

For the fiscal year ended March 31, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the amounts designated as long-term capital gain, the amounts that may be considered qualified dividend income and for corporate shareholders, the amounts that may qualify for the corporate dividends received deduction, are summarized as follows:

	Value	Hickory	Partners Value	Balanced	Fixed Income

Long-term capital gain distribution	$43,467,400	$—	$21,931,638	$1,028,245	$628,361
Qualified dividend income	23,632,995	787,808	16,870,124	228,736	—
Corporate dividends received deduction	23,665,076	787,808	16,870,124	232,786	—

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ended December 31, 2005, which was reported in conjunction with your 2005 Form 1099-DIV.

Proxy Voting Policy

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website at http://www.weitzfunds.com; and (iii) on the SEC’s website at http://www.sec.gov.

Information on how each of the Funds (other than the Government Money Market Fund) voted proxies relating to portfolio securities during the twelve month period ended June 30, 2005 is available: (i) on the Funds’ website at http://www.weitzfunds.com, and (ii) on the SEC’s website at http://www.sec.gov.

Form N-Q

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. When filed, the Funds’ quarterly reports, including the information filed on Form N-Q will also be available on the Funds’ website at http://www.weitzfunds.com.

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INFORMATION ABOUT THE TRUSTEES AND OFFICERS OF THE WEITZ FUNDS
(Unaudited)

The individuals listed below serve as Trustees or Officers of The Weitz Funds (the “Weitz Funds”). Each Trustee of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each Officer of the Weitz Funds is elected annually by the Trustees.

The address of all Officers and Trustees is 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124.

Interested Trustees*

Wallace R. Weitz (Age: 56)
Position(s) Held with Trust: President; Portfolio     Manager; Trustee
Length of Service (Beginning Date): The Weitz Funds     (and certain predecessor funds) – January, 1986
Principal Occupation(s) During Past 5 Years:
    President, Wallace R. Weitz & Company, The
    Weitz Funds (and certain predecessor funds)
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: N/A

Thomas R. Pansing (Age: 61)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds     (and certain predecessor funds) - January, 1986
Principal Occupation(s) During Past 5 Years: Partner,
    Pansing Hogan Ernst & Bachman LLP, a law firm
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: N/A

*

Mr. Weitz is a Director and Officer of Wallace R. Weitz & Company, investment adviser to the Weitz Funds, and as such is considered an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940 (an “Interested Trustee”). Mr. Pansing performs certain legal services for the investment adviser and The Weitz Funds and, therefore, is also classified as an “Interested Trustee”.

Independent Trustees

Lorraine Chang (Age: 55)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds     (and certain predecessor funds) - June, 1997
Principal Occupation(s) During Past 5 Years: Partner,
    The Public Strategies Group, a management     consulting firm, 1999-Present
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: N/A

John W. Hancock (Age: 58)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds     (and certain predecessor funds) - January, 1986
Principal Occupation(s) During Past 5 Years: Partner,
    Hancock & Dana, an accounting firm
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: N/A

Richard D. Holland (Age: 84)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds     (and certain predecessor funds) - June, 1995
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: N/A

Delmer L. Toebben (Age: 75)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds     (and certain predecessor funds) - July, 1996
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: N/A

Roland J. Santoni (Age: 64)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz
    Funds - February, 2004
Principal Occupation(s) During Past 5 Years: Vice     President, West Development, Inc., a development     company, June 2003-Present; Professor of Law,     Creighton University, 1977-2003; Of Counsel,     Erickson & Sederstrom, a law firm, 1978-2003
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: Transgenomic, Inc.

Barbara W. Schaefer (Age: 52)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz
     Funds - March, 2005
Principal Occupation(s) During Past 5 Years: Senior     Vice President-Human Resources and Corporate     Secretary, Union Pacific Corporation, 2004-Present;     Senior Vice President-Human Resources, Union     Pacific Corporation, 1997-2004
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: N/A

68

Officers

Mary K. Beerling (Age: 65)
Position(s) Held with Trust: Vice President, Secretary     and Chief Compliance Officer
Length of Service (Beginning Date): The Weitz Funds     (and certain predecessor funds) - July, 1994
Principal Occupation(s) During Past 5 Years: Vice     President and Chief Compliance Officer, Wallace R.     Weitz & Company, Vice President and Chief     Compliance Officer, The Weitz Funds (and certain     predecessor funds)

Kenneth R. Stoll (Age: 44)
Position(s) Held with Trust: Vice President and Chief
    Financial Officer
Length of Service (Beginning Date): The Weitz
    Funds - April, 2004
Principal Occupation(s) During Past 5 Years: Vice     President and Chief Operating Officer, Wallace R.     Weitz & Company; Vice President and Chief     Financial Officer, The Weitz Funds - April 2004 to     Present; Partner, PricewaterhouseCoopers LLP, an     accounting firm, 1999- 2004

The Statement of Additional Information for The Weitz Funds, which can be obtained without charge by calling 800-232-4161, includes additional information about the Trustees and Officers of The Weitz Funds.

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Board of Trustees
    Lorraine Chang
    John W. Hancock
    Richard D. Holland
    Thomas R. Pansing, Jr.
    Roland J. Santoni
    Barbara W. Schaefer
    Delmer L. Toebben
    Wallace R. Weitz

Investment Adviser
    Wallace R. Weitz & Company

Custodian
    Wells Fargo Bank Minnesota,
    National Association

Officers
    Wallace R. Weitz, President
    Mary K. Beerling, Vice President, Secretary &
        Chief Compliance Officer
    Kenneth R. Stoll, Vice President & Chief
        Financial Officer

Distributor
    Weitz Securities, Inc.

Transfer Agent and Dividend Paying Agent
    Wallace R. Weitz & Company

Sub-Transfer Agent
    Boston Financial Data Services, Inc.

NASDAQ symbols: Value Fund – WVALX Hickory Fund – WEHIX Partners Value Fund – WPVLX Balanced Fund – WBALX Fixed Income Fund – WEFIX

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

THE WEITZ FUNDS

Partners III Opportunity Fund

ANNUAL REPORT

March 31, 2006

One Pacific Place, Suite 600 • 1125 South 103 Street • Omaha, Nebraska, 68124-6008
402-391-1980      800-304-9745      402-391-2125 FAX
www.weitzfunds.com

THE WEITZ FUNDS

Seven Funds—One Investment Philosophy

          Our small “family” of Funds is designed to offer a range of investment options for investors with different objectives and temperaments. There are bond funds, stock funds and a balanced fund. There are differences in fund size, portfolio concentration, volatility, and tax sensitivity. But there are certain common threads which run through all seven of the Funds.

          “We eat our own cooking.” All of our investment professionals have a majority of their families’ liquid net worth invested in our Funds. Our Trustees each have at least $100,000 invested in our family of Funds—some considerably more. This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

          We are patient, long-term investors. When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This often allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas.

          We try to stay within our “circle of competence.” “Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and ideally, where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

          Risk—we worry about permanent loss of capital—not price volatility. We believe in concentrating our portfolio in the most attractive investment ideas and this can cause short-term price volatility of our portfolios.

          We think “benchmark risk” is part of investment life. Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. We do not think about any particular index when we make investment decisions. We also believe that cash is sometimes the most attractive investment. We know this approach causes headaches for some of our favorite consultants and plan sponsors, but we think flexibility and common sense will continue to serve our clients well over the years.

PORTFOLIO MANAGER LETTER – PARTNERS III OPPORTUNITY FUND

April 9, 2006

Dear Fellow Shareholder:

       On December 30, 2005, Weitz Partners III Limited Partnership was converted to the Partners III Opportunity Fund (“Partners III”). As I explained in letters prior to the conversion, very little of economic substance has changed, but the disclosure requirements for mutual funds are different from those governing private investment partnerships. We have never been particularly secretive about our major holdings, but you will notice that this report provides more detailed information than previous reports.

       Most of the additional information should be self-explanatory, especially for shareholders in our other Funds. However, since Partners III may borrow money and sell short, there are a few new wrinkles in the tables that may be confusing and I thought it might be helpful to add some commentary in this first report.

       The “Portfolio Profile” on page 9 includes an “Industry Sector” table in the upper right corner. This table shows various percentage holdings adding up to “Total Long Positions” of 100.4%. This means that we have borrowed an amount equal to 0.4% of portfolio net assets to buy additional shares of our favorite stocks. Subtracting the market value of our short position (-17.9%) leaves “Net Long Positions” of 82.5%. If our long positions and short positions behaved identically (which they will not), this would be analogous to holding 82.5% of our assets in stocks and 17.5% in cash. “Short Proceeds/Other” (17.5%) represent cash proceeds from our short sales held as an offset to our short positions (-17.9%) minus the amount of our net loan (-0.4%). The details of our long and short positions are shown in the “Schedule of Investments” later in the report.

       This may be much more than you wanted to hear about accounting, but I want to make sure confusion in reading the financial statements does not distract from the more important review of our investment results. If shareholders have questions about the mechanics of the report, please feel free to call Mary Bickels or me.

       In the quarter ended March 31, 2006, Partners III was up +2.5% vs. +4.2% for the S&P 500. The Nasdaq Composite was +6.4% and the Russell 2000 continued to soar with a +13.9% quarter. Smaller capitalization stocks have dramatically out-performed larger company stocks over the past three years (see table below), and we have been premature in believing that the small caps are relatively over-valued. So far, our short sales of small-cap and mid-cap stock indexes have been expensive for our Fund, costing us over 2% in the March quarter.

       The table below shows historical investment results through March 31, 2006 for Partners III (after deducting all expenses) and for the S&P 500 (larger companies accounting for the majority of U.S. stock market valuation), the Russell 2000 (smaller companies) and the Nasdaq Composite (a proxy for technology companies). As always, whether recent results are strong or weak, we believe that the longer the measuring period, the more meaningful the record.

	Total Returns*	Annual Average Total Returns*

	3-Mos.	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year

Partners III**	2.5%	5.8%	22.0%	9.6%	15.2%	15.9%	13.5%

S&P 500	4.2	11.7	17.2	4.0	8.9	10.8	11.4
Russell 2000	13.9	25.9	29.5	12.6	10.2	N/A	N/A
Nasdaq Composite	6.4	18.0	21.1	5.5	8.3	11.1	9.6

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in Partners III will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*

All performance numbers assume reinvestment of dividends (except for the 15 and 20-year Nasdaq numbers for which reinvestment of dividend information was not available) and all Fund performance numbers are calculated after deducting fees and expenses.

**

Performance of Partners III is measured from June 1, 1983, the inception of Weitz Partners III Limited Partnership (the “Partnership”). Partners III succeeded to substantially all of the assets of the Partnership as of December 30, 2005. Wallace R. Weitz was General Partner and portfolio manager for the Partnership and is portfolio manager for Partners III. The investment objectives, policies and restrictions of Partners III are materially equivalent to those of the Partnership. The performance data presented includes performance for the period before Partners III became an investment company registered with the Securities and Exchange Commission. During this time, Partners III was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If Partners III had been registered during this time period, the performance of Partners III might have been adversely affected.

Portfolio Review

          We have added quite a few new companies to our portfolio over the past few quarters. Some made positive contributions within a short period (e.g. AIG, Janus and Centene) and others, we hope, fall into the category of “good ideas that have not worked yet” (e.g. Tyco, Wal-Mart and CBS). New investment ideas are, almost by definition, unpopular at the time we find them. We invest with the understanding that it will take some time for a company’s real problems to be solved and/or investor misconceptions reversed. If we have done our research well, these stocks will earn good returns for us over a period of years.

          Most of the significant contributors to our results (both positive and negative) have been long-held positions in stocks we have written about regularly. In the last quarterly letter I wrote about six of our major holdings for which “business values went up while stock prices went down” in calendar year 2005. (The six were Fannie Mae, Comcast, Countrywide, Redwood, Tyco and Cabela’s, and while their average gain in the March quarter was +6.5%, they are probably as undervalued today as they were three months ago.) The overwhelming majority of our portfolio companies are doing a good job of growing the intrinsic values of their businesses, but their stories do not change enough quarter to quarter to merit regular reviews. For this report, I thought it might be helpful to talk about broader groups of companies—why we own them, why we are willing to hold them and buy more when they are out of favor for “obvious” reasons, and why we think they will perform for us over time. I’ll focus on three questions that our portfolio managers, analysts and client service representatives hear with some regularity.

Why do you still like “old media” stocks?

          Even though television, radio and newspapers have lost some of their audience and face stiff competition from the Internet and other alternative advertising vehicles, they can still generate huge amounts of cash for their owners. Most of this cash is not needed in the business and management may make acquisitions or return the cash to shareholders through dividends or stock repurchases. Since these media businesses are generally growing slowly, if at all, it is critical that we invest with managers who understand and accept the new reality and whom we trust to allocate the free cash flow wisely.

          Washington Post is an example of an “old media” company that has been successfully reinventing itself for many years. Its newspaper, television and magazine cash flow has been used to buy back a significant percentage of its shares and to build its Kaplan subsidiary from a modest test preparation business into an education business worth at least $2.5 billion (over $250 per share).

          We believe that CBS, Liberty Media, Discovery Holding, Cumulus Media, Comcast and Liberty Global, each of which has been tagged with the “old media” label, have the cash generation capacity and the strong management required to grow the enterprise values, per share, of their companies even as some of their formerly great properties lose some of their luster. When investors are overly pessimistic about their prospects, these stocks can make very good investments.

Why are you buying “faded growth stocks” like Wal-Mart and AIG?

          The answer to this question is similar to that of the “old media” question. These companies have become so large that they cannot possibly grow as fast in the future as they did in their prime. However, many historically great growth companies still have the market position, the brands, the financial strength, and the returns on incrementally invested capital to continue to grow at meaningful rates. As with the media companies, assuming the underlying business is intact, it is essential to pay the right price for the stock. Paraphrasing Ben Graham, paying too high a price for a great business is speculating; paying a low enough price for a fair business is investing.

          Many of the giants of American industry are selling at historically low valuations in today’s market. There are a variety of possible reasons for this, all of which involve capital flows out of these companies and into (currently) more popular sectors—energy, real estate, small capitalization stocks, etc. Whatever, the reasons, we believe we have had a rare opportunity to buy some great businesses at reasonable prices. If we are right, the companies will continue to grow in value and investors will eventually come back to them. If this happens, valuation levels will again reach levels that are too high for us, and we will reluctantly sell them back to the “growth” investors.

What’s so great about financial services stocks, especially with interest rates going up?

          While media stocks face some difficult economic and competitive headwinds, financial services companies operate in an environment of growing aggregate financial assets. Thus, financial companies start with the advantage of a positive macro environment. If companies do a good job of managing interest rate, credit and liquidity risks, create innovative products, and treat their clients well, financial companies can show strong long-term growth in earnings and business values.

          Countrywide Financial is one of our favorite companies but it is a perennial Rodney Dangerfield stock—it gets no respect from Wall Street. Countrywide has traded in a range of (roughly) $30-40 for about three years, as its earnings have ticked down slightly with the end of the most recent mortgage refinance cycle. However, during this three-year period, the mortgage market has grown by at least 8% per year and Countrywide has increased its share of both the origination and servicing markets. It has also grown its bank significantly. We believe its business is worth considerably more today than it was three years ago when the stock first reached $40. When we return to a more normal mortgage market environment, we expect Countrywide’s earnings to resume their double digit growth rate and for the stock to make up for lost time.

          In spite of its recent lull, Countrywide’s stock has generated a total return of 23% per year over the past twenty years for the buy-and-hold investor. We believe that trying to trade in and out to avoid the occasional stock price dip is very likely to lead to lower total returns. In fact, we like to add to our positions when prices drop.

          Redwood Trust offers another example of a cyclical growth business that is currently out of favor but which we think continues to have great potential. Our Funds were original investors in Redwood when it was started in 1994. We liked top management and their proposed business model then, and over the last twelve years, they have adapted to changing conditions and carried out their plan beautifully. In the process, they have created a wonderful dividend-paying machine. Their stock has produced a total return of over 19% per year since its initial public offering in 1995.

          Redwood invests in (primarily) residential mortgages. Its management approaches the business as value investors. They understand credit risk, know how to measure it, and will invest in a mortgage or mortgage-backed security only when they believe that the price of the asset allows for a good return plus a margin of safety. They are careful to minimize interest-rate risk by matching the durations of their borrowings to the durations of their assets. They refuse to take “liquidity” risk—that is, they will not expose their balance sheet to the possibility of catastrophic loss, no matter how unlikely the disaster scenario.

          Another distinguishing feature of management’s discipline is that they will hold cash rather than paying too high a price for assets. This echoes Warren Buffett’s refusal to write insurance policies if premiums are inadequate, but it means that Redwood will knowingly accept lower earnings in the short run in order to protect the long-term value of their business. We think this is terrific for two reasons. First, it is more likely that the company will maximize long-term total returns. Second, the inevitable disappointment on the part of short-term oriented investors often makes the stock go down and allows us to buy more shares at what we think will turn out to be bargain prices. (Another trait Redwood management shares with Warren Buffett is the conviction that an informed and realistic shareholder base is good for the company. As a result, Redwood provides detailed, but readable explanations of their investment results.

I recommend the “Redwood Review” available on the company website to serious investors who would like to learn more about the company.)

          Our willingness, even eagerness, to average down when we believe in an investment is completely counter-intuitive to many investors. They are puzzled when we say, “Good news, our stocks are down.” Don’t get me wrong—we are after profits—but we really believe that buying good businesses when their stocks are depressed is the way to maximize profits in the long run. As long as the down-ticks are temporary, the lower the stocks go, the better. We will be out of step at times, and the past year has been one of those times, but we do not think we could have out-performed the S&P 500, Nasdaq Composite and Russell 2000 over the past 23+ years if we had chased short-term performance.

Outlook

          We continue to believe that excessive credit creation and speculation in both real estate and securities markets will cause some anxious moments, at best, and possibly some serious financial distress for the stock market over the next few years. We are not cheering for trouble, but we think it is important to be prepared, just in case. So, we have continued to focus our portfolio on companies with strong balance sheets and managements that are flexible enough to deal with both favorable and hostile business environments. We offer no predictions about the next few quarters, but we feel very optimistic about the long-term prospects for the companies in our portfolio.

Annual Shareholder Information Meeting—Monday, May 22, 2006

          Please join us at the Scott Conference Center in Omaha at 4:30 p.m. on May 22. The center is located at 6450 Pine Street on the Aksarben campus. There will be no formal business to conduct so we can devote the entire meeting to answering your questions. Maps and driving directions are available from our client service representatives. We look forward to seeing you there.

Sincerely,

Wallace R. Weitz
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets in Partners III invested in particular industries or sectors.

FUND PERFORMANCE — PARTNERS III OPPORTUNITY FUND
(Unaudited)

          The following table summarizes performance information for the Partners III Opportunity Fund (“Partners III”) and its predecessor, Weitz Partners III-Limited Partnership (the “Partnership”). Partners III succeeded to substantially all of the assets of the Partnership, a Nebraska investment limited partnership as of December 30, 2005. Wallace R. Weitz was General Partner and portfolio manager for the Partnership and is portfolio manager for Partners III. The investment objectives, policies, guidelines and restrictions of Partners III are materially equivalent to those of the Partnership.

Period Ended	Partners III	S&P 500	Difference Partners III – S&P 500

Dec. 31, 1996	25.0%	22.9%	2.1%
Dec. 31, 1997	37.1	33.4	3.7
Dec. 31, 1998	10.9	28.6	–17.7
Dec. 31, 1999	10.6	21.0	–10.4
Dec. 31, 2000	32.4	–9.1	41.5
Dec. 31, 2001	6.6	–11.8	18.4
Dec. 31, 2002	–16.1	–22.1	6.0
Dec. 31, 2003	42.6	28.7	13.9
Dec. 31, 2004	22.1	10.9	11.2
Dec. 31, 2005	–0.7	4.9	–5.6
Mar. 31, 2006 (3 months)	2.5	4.2	–1.7

10-Year Cumulative Return ended Mar. 31, 2006	311.4	135.7	175.7
10-Year Average Annual Compound Return ended Mar. 31, 2006	15.2	8.9	6.3

This chart depicts the change in the value of a $500,000 investment in Partners III for the period March 31, 1996, through March 31, 2006 as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The average annual total return of Partners III for the one, five and ten year periods ended March 31, 2006 was 5.8%, 9.6% and 15.2%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in Partners III will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. The performance data presented includes performance for the period before Partners III became an investment company registered with the Securities and Exchange Commission. During this time, Partners III was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If Partners III had been registered under the 1940 Act during this time period, the performance of Partners III might have been adversely affected. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — PARTNERS III OPPORTUNITY FUND
(Unaudited)

Top Ten Stocks*		Industry Sectors*

Countrywide Financial	8.0%	Media Content and Distribution	23.3%
Berkshire Hathaway	7.9	Consumer Products and Services	21.8
Redwood Trust	6.6	Mortgage Services	21.3
Tyco International	6.1	Financial Services	15.2
Liberty Media	5.7	Diversified Industries	6.1
Liberty Global	5.3	Commercial Services	4.1
Fannie Mae	4.9	Telecommunications	3.9
Cabela’s	4.8	Gaming, Lodging and Leisure	3.3
Comcast	4.4	Healthcare	1.4
Wal-Mart	4.3
		Total Long Positions	100.4
	58.0%	Securities Sold Short	(17.9)

		Net Long Positions	82.5
		Short Proceeds/Other	17.5

			100.0%

* Percentage of net assets as of March 31, 2006

Largest Net Purchases and Sales for Three Months Ended March 31, 2006 (a)

Net Purchases ($mil)		Net Sales ($mil)

Net Short Positions Covered	$15.9	Qwest Communications	$8.2
Liberty Global	6.6	Pediatrix (eliminated)	5.0
CBS Corp (new)	5.1	Fannie Mae	5.0
Liberty Media	2.8	Centene (eliminated)	2.9
Newcastle Investment	2.7	Six Flags	2.6
Other (net)	11.0
			$23.7
	$44.1

Net Portfolio Purchases	$20.4

Largest Net Contributions to Investment Results for Three Months Ended March 31, 2006 (a)

Positive ($mil)		Negative ($mil)

Cabela’s	$2.5	Short Positions	$(6.0)
Countrywide Financial	1.6	Tyco International	(1.3)
Qwest Communications	1.3	Cumulus Media	(0.9)
Fannie Mae	1.3	Liberty Global	(0.5)
Redwood Trust	1.1	UnitedHealth Group	(0.3)
Other (net)	7.9
			$(9.0)
	$15.7

Net Portfolio Gains	$6.7

(a) Fund commenced operations on January 1, 2006 (See Note 1)
9

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities
March 31, 2006

	Shares	Value

COMMON STOCKS — 100.4%

Media Content and Distribution — 23.3%

Newspaper, Television, Radio and Programming — 13.6%
Liberty Media Corp. - Series A*	1,840,000	$15,106,400
Cumulus Media, Inc. - CL A*	776,000	8,737,760
The Washington Post Co. - CL B	7,000	5,437,250
CBS Corp. - CL B	200,000	4,796,000
Discovery Holding Co. - Series A*	119,050	1,785,750

		35,863,160
Cable Television — 9.7%
Liberty Global, Inc. - Series C*	600,000	11,850,000
Liberty Global, Inc. - Series A*	100,000	2,047,000
Comcast Corp. - CL A*	450,000	11,772,000

		25,669,000

		61,532,160
Consumer Products and Services — 21.8%

Retailing — 16.3%
Cabela’s, Inc. - CL A*	625,000	12,825,000
Wal-Mart Stores, Inc.	240,000	11,337,600
Expedia, Inc.*	374,256	7,586,169
IAC/InterActiveCorp*	201,500	5,938,205
AutoZone, Inc.*	40,000	3,987,600
Cost Plus, Inc.*	90,000	1,539,000

		43,213,574
Education — 5.5%
ITT Educational Services, Inc.* (a)	80,000	5,124,000
Corinthian Colleges, Inc.*	310,600	4,472,640
Apollo Group, Inc. - CL A*	51,000	2,678,010
Career Education Corp.*	60,000	2,263,800

		14,538,450

		57,752,024
Mortgage Services — 21.3%

Originating and Investing — 16.4%
Countrywide Financial Corp.(a)	580,000	21,286,000
Redwood Trust, Inc.	403,000	17,457,960
Newcastle Investment Corp.	200,000	4,784,000

		43,527,960
Government Agency — 4.9%
Fannie Mae	250,000	12,850,000

		56,377,960

The accompanying notes form an integral part of these financial statements.
10

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Financial Services — 15.2%

Insurance — 10.4%
Berkshire Hathaway, Inc. - CL A*	130	$11,745,500
Berkshire Hathaway, Inc. - CL B*	3,000	9,036,000
American International Group, Inc.	100,000	6,609,000

		27,390,500
Banking — 4.8%
Hudson City Bancorp, Inc.	800,000	10,632,000
Washington Mutual, Inc.	50,000	2,131,000

		12,763,000

		40,153,500
Diversified Industries — 6.1%

Tyco International Ltd.	600,000	16,128,000

Commercial Services — 4.1%

Coinstar, Inc.*	250,000	6,477,500
Convera Corp.* # (b)	300,000	2,241,000
Intelligent Systems Corp.* # †	883,999	2,024,358
Continental Resources* #	700	140,000

		10,882,858

Telecommunications — 3.9%

Telephone and Data Systems, Inc. - Special	202,500	7,644,375
Qwest Communications International, Inc.*	236,000	1,604,800
Leap Wireless International, Inc.*	26,000	1,133,340

		10,382,515

Gaming, Lodging and Leisure — 3.3%

Host Marriott Corp.	240,000	5,136,000
Harrah’s Entertainment, Inc.(a)	40,000	3,118,400
Six Flags, Inc.*	51,400	523,252

		8,777,652

The accompanying notes form an integral part of these financial statements.
11

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Healthcare — Managed Care — 1.4%

UnitedHealth Group, Inc.	40,000	$2,234,400
WellPoint, Inc.*	20,000	1,548,600

		3,783,000

Total Common Stocks (Cost $225,762,150)		265,769,669

Securities Sold Short — (17.6%)		(46,674,000)
Options Written — (0.3%)		(734,880)
Other Assets Less Other Liabilities — 17.5%		46,260,431

Net Assets — 100%		$264,621,220

Net Asset Value Per Share		$10.25

SECURITIES SOLD SHORT

Ishares Russell 2000	200,000	$(15,180,000)
Ishares Russell 2000 Value	200,000	(14,930,000)
Midcap SPDR Trust Series 1	100,000	(14,467,000)
Nasdaq 100 Shares	50,000	(2,097,000)

Total Securities Sold Short (proceeds $44,008,703)		$(46,674,000)

The accompanying notes form an integral part of these financial statements.
12

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities, Continued

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

Countrywide Financial Corp.	April 2006 / $35	25,000	$(52,500)
Harrah’s Entertainment, Inc.	May 2006 / $70	40,000	(344,000)
ITT Educational Services, Inc.	July 2006 / $60	12,000	(82,680)
ITT Educational Services, Inc.	July 2006 / $65	68,000	(248,200)

			(727,380)
Put Options

Countrywide Financial Corp.	April 2006 / $35	25,000	(7,500)

Total Options Written (premiums received $657,509)			$(734,880)

*	Non-income producing

†	Non-controlled affiliate (Note 6)

#	Illiquid and/or restricted security that has been fair valued (Note 5a).

(a)	Fully or partially pledged as collateral on outstanding written options.

(b)	Restricted security acquired in a private placement on February 23, 2006. The Fund will not bear the cost of registering the security.

The accompanying notes form an integral part of these financial statements.
13

PARTNERS III OPPORTUNITY FUND

Statement of Assets and Liabilities
March 31, 2006

Assets:
Investments in securities at value:
Unaffiliated issuers*	$263,745,311
Non-controlled affiliates*	2,024,358

265,769,669
Accrued interest and dividends receivable	579,385
Due from broker	47,091,314
Receivable for securities sold	622,912

Total assets	314,063,280

Liabilities:
Dividends payable on securities sold short	39,476
Due to adviser	250,015
Due to custodian	1,695,254
Options written, at value†	734,880
Payable for securities purchased	4,893
Securities sold short#	46,674,000
Other expenses	43,542

Total liabilities	49,442,060

Net assets applicable to shares outstanding	$264,621,220

Composition of net assets:
Paid-in capital	$223,683,497
Accumulated undistributed net investment income	455,853
Accumulated net realized gain (loss)	3,217,019
Net unrealized appreciation (depreciation) of investments	37,264,851

Total net assets applicable to shares outstanding	$264,621,220

Net asset value, offering and redemption price per share of
shares outstanding	$10.25

Total shares outstanding	25,813,110

(indefinite number of no par value shares authorized)

* Cost of investments in securities:
Unaffiliated issuers	$223,827,604
Non-controlled affiliates	1,934,546

$225,762,150

† Premiums from options written	$657,509

# Proceeds from securities sold short	$44,008,703

The accompanying notes form an integral part of these financial statements.

14

PARTNERS III OPPORTUNITY FUND

Statement of Operations
Three Months Ended March 31, 2006(a)

Investment income:
Dividends:
Unaffiliated issuers	$924,591
Interest	490,619

Total investment income	1,415,210

Expenses:
Investment advisory fee	632,364
Administrative fee	83,271
Custodial fees	2,049
Dividend expense on short sales	124,405
Interest expense	76,312
Registration fees	3,561
Sub-transfer agent fees	8,807
Trustees fees	3,115
Other expenses	55,460

Total expenses	989,344
Less expenses assumed by investment adviser	(29,987)

Net expenses	959,357

Net investment income	455,853

Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	$7,873,443
Securities sold short	(4,324,045)

Net realized gain (loss)	3,549,398
Net unrealized appreciation (depreciation):
Unaffiliated issuers	3,637,226
Non-controlled affiliates	83,057
Options written	190,328
Securities sold short	(1,673,755)

Net unrealized appreciation (depreciation)	2,236,856

Net realized and unrealized gain (loss) on investments	5,786,254

Net increase (decrease) in net assets resulting from operations	$6,242,107

(a) Fund commenced operations on January 1, 2006 (See Note 1)

The accompanying notes form an integral part of these financial statements.
15

PARTNERS III OPPORTUNITY FUND

Statement of Changes in Net Assets
Three Months Ended March 31, 2006(a)

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$455,853
Net realized gain (loss)	3,549,398
Net unrealized appreciation (depreciation)	2,236,856

Net increase (decrease) in net assets resulting from operations	6,242,107

Distributions to shareholders from:
Net investment income	—
Net realized gains	—

Total distributions	—

Fund share transactions:*
Proceeds from sales	16,186,028
Proceeds from shares issued in connection with reorganization(a)	242,754,985
Payments for redemptions	(561,900)

Net increase (decrease) from fund share transactions	258,379,113

Total increase (decrease) in net assets	264,621,220

Net assets:
Beginning of period	$—

End of period	$264,621,220

Undistributed net investment income	$455,853

*Transactions in fund shares:
Shares issued	1,592,861
Shares issued in connection with reorganization(a)	24,275,498
Shares redeemed	(55,249)

Net increase (decrease) in shares outstanding	25,813,110

(a) Fund commenced operations on January 1, 2006 (See Note 1)

The accompanying notes form an integral part of these financial statements.
16

PARTNERS III OPPORTUNITY FUND

Statement of Cash Flows
Three Months Ended March 31, 2006(a)

Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets from operations	$6,242,107
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(53,190,576)
Proceeds from sale of investment securities	49,163,594
Proceeds from securities sold short	36,212,981
Short positions covered	(52,131,981)
Sale of short-term investment securities, net	397
Increase in accrued interest and dividends receivable	(109,367)
Decrease in receivable for securities sold	12,879,973
Decrease in payable for dividends on securities sold short	(58,021)
Decrease in due to adviser and other expenses	(197,667)
Decrease in payable for securities purchased	(25,960,497)
Net unrealized appreciation on investments, options and short sales	(2,236,856)
Net realized gain on investments, options and short sales	(3,549,398)

Net cash used in operating activities	(32,935,311)

Cash flows from financing activities:
Proceeds from sales of fund shares	16,186,028
Payments for redemptions of fund shares	(561,900)
Decrease in due from broker	15,615,929
Increase in due to custodian	1,695,254

Net cash provided by financing activities	32,935,311

Net increase in cash	—

Cash:
Balance, beginning of period	—

Balance, end of period	$—

Supplemental disclosure of cash flow information:
Cash payments for interest	$88,738

Non-cash financing activities:
Proceeds from shares issued in connection with reorganization(a)	$242,754,985

(a) Fund commenced operations on January 1, 2006 (See Note 1)

The accompanying notes form an integral part of these financial statements.

17

PARTNERS III OPPORTUNITY FUND

Financial Highlights
Three Months Ended March 31, 2006(a)

The following financial information provides selected data for a share of the Partners III Opportunity Fund outstanding throughout the period indicated.

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.02
Net gain (loss) on securities (realized and unrealized)	0.23

Total from investment operations	0.25

Less distributions:
Dividends from net investment income	—
Distributions from realized gains	—

Total distributions	—

Net asset value, end of period	$10.25

Total return	2.5	%†

Ratios/supplemental data:
Net assets, end of period ($000)	264,621

Ratio of expenses to average net assets (b)	1.52	%*(c)

Ratio of net investment income to average net assets	0.72	%*

Portfolio turnover rate	32	%†

*	Annualized

†	Not Annualized

(a)	Fund commenced operations on January 1, 2006 (See Note 1)

(b)	Absent expenses assumed by the Adviser, the annualized expense ratio would have been 1.56% for the period ended March 31, 2006.

(c)	Included in the expense ratio is 0.12% related to interest expense and 0.20% related to dividend expense on securities sold short.

The accompanying notes form an integral part of these financial statements.
18

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19

PARTNERS III OPPORTUNITY FUND
Notes to Financial Statements
March 31, 2006

(1) Organization

The Weitz Funds (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2006, the Trust had seven series in operation: Partners III Opportunity Fund (the “Fund”), Value Fund, Hickory Fund, Partners Value Fund, Balanced Fund, Fixed Income Fund and Government Money Market Fund. The accompanying financial statements present the financial position and results of operations of only the Fund. The Fund’s investment objective is capital appreciation. The Fund invests principally in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds.

The Fund was originally organized in June 1983 as a Nebraska limited partnership (the “Partnership”). Effective as of the close of business on December 30, 2005, the Partnership was reorganized into a series of the Trust through a tax-free exchange of 24,275,498 shares of the Fund (valued at $10.00 per share) in exchange for the net assets of the Partnership. At the time of the exchange, the Partnership had net assets of $242,754,985 including net unrealized appreciation of $35,027,995.

(2) Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States for the investment company industry.

(a) Valuation of Investments

Investments are carried at value determined using the following valuation methods:

•
Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the Nasdaq exchange are valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•
Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•
The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•
The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•
The value of securities for which market quotations are not readily available or are deemed to be unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

20

(b) Option Transactions

The Fund may purchase put or call options. When the Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether the Fund has realized a gain or loss on the related investment transaction. When the Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Fund may write put or call options. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether the Fund has realized a gain or loss on the related investment transaction. When the Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Fund attempts to limit market risk and enhance its income by writing (selling) covered call options. The risk in writing a covered call option is that the Fund gives up the opportunity of profit if the market price of the financial instrument increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that the Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c) Securities Sold Short

The Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

(d) Federal Income Taxes

It is the policy of the Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The following permanent difference between net asset components for financial reporting and tax purposes was reclassified at the end of the fiscal year:

Paid-in capital	29,987
Accumulated net realized gain (loss)	(29,987)

The reclassification resulted from the tax treatment of certain expense items and had no impact on the net asset value of the Fund (See Note 3).

(e) Security Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends, dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

(f) Dividend Policy

The Fund declares and distributes income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.
21

(g) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) Related Party Transactions

The Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. The Distributor receives no compensation for the distribution of shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.

Under the terms of a management and investment advisory agreement, the Adviser is paid a monthly fee. The annual investment advisory fee schedule for the Fund is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Under the terms of an administration agreement, certain services are provided by the Adviser including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Trust for which the Adviser is paid a monthly fee. The annual administrative fee schedule for the Fund is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000		0.100%

Based on certain provisions of the Internal Revenue Code, the Fund was required to pay tax on certain unrealized gains at the time of the reorganization that were recognized during the year ended March 31, 2006. These taxes, which were reimbursed by the Adviser, amounted to $29,987 and are included in “Other expenses” on the Statement of Operations.

As of March 31, 2006, the controlling shareholder of the Adviser held approximately 39% of the Fund.

(4) Distributions to Shareholders and Distributable Earnings

There were no distributions paid by the Fund during the three months ended March 31, 2006.

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$455,853
Undistributed long-term gains	3,519,411
Unrealized appreciation	36,962,459

$40,937,723

22

(5) Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, are summarized as follows:

Purchases	$104,958,747
Proceeds	84,942,267

The cost of investments for Federal income tax purposes for the Fund is $226,064,542.

At March 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, are summarized as follows:

Appreciation	$41,876,757
Depreciation	(2,171,630)

Net	$39,705,127

(a) Illiquid and Restricted Securities

The Fund owns certain securities which have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at March 31, 2006, include the following:

	Acquisition Date

Continental Resources	1/28/87	$43,750
Convera Corp.	2/23/06	2,250,000
Intelligent Systems Corp.	12/03/91	1,934,546

Total cost of illiquid and/or restricted securities		$4,228,296

Value		$4,405,358

Percent of net assets		1.7%

(b) Options Written

Transactions relating to options written for the three months ended March 31, 2006 are summarized as follows:

	Numbers of Contracts	Premiums

Options outstanding, beginning of period	1,030	$558,802
Options written	1,300	462,517
Options exercised	(630)	(363,810)

Options outstanding, end of period	1,700	$657,509

Option contracts written result in off-balance-sheet risk as the Fund’s ultimate obligation to satisfy the terms of the contract may exceed the amount recognized in the statement of assets and liabilities.

23

(6) Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s holdings in the securities of such issuers is set forth below:

Name of Issuer	Number of Shares Held Dec. 31, 2005	Gross Additions	Gross Reductions	Number of Shares Held March 31, 2006	Value March 31,2006	Dividend Income	Realized Gains/ (Losses)

Intelligent Systems Corp	728,090	155,909	—	883,999	$2,024,358	$—	$—

(7) Contingencies

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The maximum exposure of the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(8) Margin Borrowing Agreement

The Fund has a margin account with its prime broker under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (5.375% at March 31, 2006). Interest is accrued daily and paid monthly. The Fund held an asset balance of $47,091,314 with the broker at March 31,2006.

The Fund is exposed to credit risk from its prime broker, Merrill Lynch, who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the Fund’s credit risk by monitoring credit exposure and the credit worthiness of the prime broker.

24

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Weitz Funds and the
Shareholders of the Partners III Opportunity Fund

We have audited the accompanying statement of assets and liabilities of the Partners III Opportunity Fund (“the Fund”) (one of the portfolios comprising The Weitz Funds), including the schedule of investments in securities, as of March 31, 2006, and the related statement of operations, statement of cash flows, statement of changes in net assets, and financial highlights from January 1, 2006 (commencement of operations) to March 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Partners III Opportunity Fund of The Weitz Funds as of March 31, 2006, and the results of its operations, its cash flows, changes in its net assets, and its financial highlights from January 1, 2006 (commencement of operations) to March 31, 2006, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio April 21, 2006
25

ACTUAL AND HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES
(Unaudited)

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem the Fund through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through March 31, 2006. (The hypothetical example in the table below assumes a six-month holding period.)

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $500,000 divided by $1,000 = 500), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 1/1/06 - 3/31/06” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for the Fund are provided in this table.

	Beginning Account Value 1/1/06	Ending Account Value 3/31/06	Annualized Expense Ratio	Expenses Paid from 1/1/06 - 3/31/06(1)

Actual	$1,000.00	$1,025.00	1.52%	$3.79

	Beginning Account Value 10/1/05	Ending Account Value 3/31/06	Annualized Expense Ratio	Expenses Paid from 10/1/05 - 3/31/06(2)

Hypothetical(3)	$1,000.00	$1,017.40	1.52%	$7.65

(1)	Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in its initial reporting period (90/365).

(2)
Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182/365).

(3)	Assumes 5% total return before expenses.
26

OTHER INFORMATION
(Unaudited)

Proxy Voting Policy

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Fund’s website at http://www.weitzfunds.com; and (iii) on the SEC’s website at http://www.sec.gov.

Information on how the Fund voted proxies relating to portfolio securities during each twelve month period ended June 30 will be available: (i) on the Fund’s website at http://www.weitzfunds.com, and (ii) on the SEC’s website at http://www.sec.gov.

Form N-Q

The Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. When filed, the Fund’s quarterly report, including the information filed on Form N-Q will also be available on the Fund’s website at http://www.weitzfunds.com.

27

INFORMATION ABOUT THE TRUSTEES AND OFFICERS OF THE WEITZ FUNDS
(Unaudited)

The individuals listed below serve as Trustees or Officers of The Weitz Funds (the “Weitz Funds”). Each Trustee of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each Officer of the Weitz Funds is elected annually by the Trustees.

The address of all Officers and Trustees is 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124.

Interested Trustees*

Wallace R. Weitz (Age: 56)
Position(s) Held with Trust: President; Portfolio     Manager; Trustee
Length of Service (Beginning Date): The Weitz Funds     (and certain predecessor funds) – January, 1986
Principal Occupation(s) During Past 5 Years:
     President, Wallace R. Weitz & Company, The
     Weitz Funds (and  certain predecessor funds)
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: N/A	Thomas R. Pansing (Age: 61)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds     (and  certain predecessor funds) - January, 1986
Principal Occupation(s) During Past 5 Years: Partner,
    Pansing Hogan Ernst & Bachman LLP, a law firm
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: N/A

*	Mr. Weitz is a Director and Officer of Wallace R. Weitz & Company, investment adviser to the Weitz Funds, and as such is considered an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940 (an “Interested Trustee”). Mr. Pansing performs certain legal services for the investment adviser and The Weitz Funds and, therefore, is also classified as an “Interested Trustee”.

Independent Trustees

Lorraine Chang (Age: 55)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds     (and certain predecessor funds) - June, 1997
Principal Occupation(s) During Past 5 Years: Partner,
    The Public Strategies Group, a management     consulting firm, 1999-Present
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: N/A

John W. Hancock (Age: 58)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds     (and certain predecessor funds) - January, 1986
Principal Occupation(s) During Past 5 Years: Partner,
    Hancock & Dana, an accounting firm
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: N/A

Richard D. Holland (Age: 84)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds     (and certain predecessor funds) - June, 1995
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: N/A

Delmer L. Toebben (Age: 75)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds     (and certain predecessor funds) - July, 1996
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: N/A

Roland J. Santoni (Age: 64)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz
    Funds - February, 2004
Principal Occupation(s) During Past 5 Years: Vice     President, West Development, Inc., a development     company, June 2003-Present; Professor of Law,     Creighton University, 1977-2003; Of Counsel,     Erickson & Sederstrom, a law firm, 1978-2003
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: Transgenomic, Inc.

Barbara W. Schaefer (Age: 52)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz
     Funds - March, 2005
Principal Occupation(s) During Past 5 Years: Senior     Vice President-Human Resources and Corporate     Secretary, Union Pacific Corporation, 2004-Present;     Senior Vice President-Human Resources, Union     Pacific Corporation, 1997-2004
Number of Portfolios Overseen in Fund Complex: 7
Other Directorships: N/A

28

Officers

Mary K. Beerling (Age: 65)
Position(s) Held with Trust: Vice President, Secretary     and Chief Compliance Officer
Length of Service (Beginning Date): The Weitz Funds     (and certain predecessor funds) - July, 1994
Principal Occupation(s) During Past 5 Years: Vice     President and Chief Compliance Officer, Wallace R.     Weitz & Company, Vice President and Chief     Compliance Officer, The Weitz Funds (and certain     predecessor funds)

Kenneth R. Stoll (Age: 44)
Position(s) Held with Trust: Vice President and Chief
    Financial Officer
Length of Service (Beginning Date): The Weitz
    Funds - April, 2004
Principal Occupation(s) During Past 5 Years: Vice     President and Chief Operating Officer, Wallace R.     Weitz & Company; Vice President and Chief     Financial Officer, The Weitz Funds - April 2004 to     Present; Partner, PricewaterhouseCoopers LLP, an     accounting firm, 1999- 2004

The Statement of Additional Information for The Weitz Funds, which can be obtained without charge by calling 800-232-4161, includes additional information about the Trustees and Officers of The Weitz Funds.

29

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30

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31

Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	Mary K. Beerling, Vice President, Secretary &
Richard D. Holland	Chief Compliance Officer
Thomas R. Pansing, Jr.	Kenneth R. Stoll, Vice President & Chief
Roland J. Santoni	Financial Officer
Barbara W. Schaefer
Delmer L. Toebben	Distributor
Wallace R. Weitz	Weitz Securities, Inc.

Investment Adviser	Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company	Wallace R. Weitz & Company

Custodian	Sub-Transfer Agent
Wells Fargo Bank Minnesota,	Boston Financial Data Services, Inc.
National Association

NASDAQ symbol: Partners III Opportunity Fund – WPOPX

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Fund before investing. The Fund’s Prospectus contains this and other information about the Fund. The Prospectus should be read carefully before investing.

4/28/06

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). During the period covered by this report, there were no amendments, nor did the Registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3.  Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John Hancock is an “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees. Fees for audit services provided to the Registrant were $185,200 and $151,600 for fiscal years ended March 31, 2006 and 2005, respectively.

(b)	Audit Related Fees. The aggregate fees billed in each of the last two fiscal years for audit related-services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item were $22,300 and $41,000 for fiscal years ended March 31, 2006 and 2005, respectively. The fees, paid by Wallace R. Weitz & Company, the Registrant’s investment adviser and transfer agent, were payment for the principal accountant performing internal control reviews of the Registrant’s transfer agent.

(c)	Tax Fees. Fees for tax services, which consisted of income and excise tax compliance services, were $26,900 and $40,900 for the fiscal years ended March 31, 2006 and 2005, respectively.

(d)	All Other Fees. Fees for all other services totaled $9,500 and $9,000 for fiscal years ended March 31, 2006 and 2005, respectively.

(e)	(1) The Registrant’s Audit Committee has adopted Pre-Approval Policies and Procedures. The Audit Committee must pre-approve all audit services and non-audit services that the principal accountant provides to the Registrant. The Audit committee must also pre-approve any engagement of the principal accountant to provide non-audit services to the Registrant’s investment adviser, or any affiliate of the adviser that provides ongoing services to the Registrant, if such non-audit services directly impact the Registrant’s operations and financial reporting.

(2) No services described in items (b) were pre-approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X.

(f)	All of the work in connection with the audit of the Registrant during the years ended March 31, 2006 and 2005 was performed by full-time employees of the Registrant’s principal accountant.

(g)	The aggregate fees billed by the principal accountant for non-audit services to the Registrant, the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $58,700 and $90,900 for the years ended March 31, 2006 and 2005, respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining (h) the principal auditor’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the Report to Shareholders.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submissions of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this report on Form N-CSR (the “Report”), the Registrant’s principal executive officer and financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1) The Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)*	/s/ Wallace R. Weitz
————————————
Wallace R. Weitz, President
Date May 1, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Wallace R. Weitz
————————————
Wallace R. Weitz, President
Date May 1, 2006

By (Signature and Title)*	//s/ Kenneth R. Stoll
————————————
Kenneth R. Stoll, Chief Financial Officer
Date May 1, 2006

* Print the name and title of each signing officer under his or her signature.